                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                               ----------------

  Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         INFONET SERVICES CORPORATION
               (Name of Registrant as Specified in its Charter)


                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee:

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                               [LOGO OF INFONET]

                          INFONET SERVICES CORPORATION

                                 July 27, 2000

Dear Stockholder:

   You are cordially invited to attend the 2000 annual meeting of stockholders of Infonet Services Corporation to be held on September 11, 2000 at 10:00 a.m., local time, at the Hilton Los Angeles Airport, 5711 West Century Blvd., Los Angeles, California 90045-5631.

   Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement that follows. Also included is a Proxy Card and postage paid return envelope.

   It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible. If you attend the annual meeting, you may, if you wish, withdraw your proxy and vote in person.

                                          Sincerely,

                                          /s/ JOSE A. COLLAZO
                                          JOSE A. COLLAZO
                                          Chairman of the Board and President

                         INFONET SERVICES CORPORATION
                            2160 East Grand Avenue
                       El Segundo, California 90245-1022

                                ---------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held September 11, 2000

                                ---------------

Infonet Services Corporation: To the stockholders

   NOTICE IS HEREBY GIVEN that the annual meeting of stockholders, or the Annual Meeting, of Infonet Services Corporation, a Delaware corporation, will be held at the Hilton Los Angeles Airport, 5711 West Century Blvd., Los Angeles, California 90045-5631, on September 11, 2000, at 10:00 a.m., local time, for the following purposes:

     1. To elect nine directors to serve until the annual meeting of stockholders in the year 2001 and until their successors are duly elected and qualified;

     2. To consider and act upon the adoption of the Infonet Services Corporation 2000 Omnibus Stock Plan;

     3. To consider and act upon the adoption of the Infonet Services Corporation 2000 Employee Stock Purchase Plan;

     4. To ratify the appointment of the independent auditor; and

     5. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting.

   Following the Annual Meeting, management will report on the current activities of Infonet and comment on its future plans. A discussion period is planned so that stockholders will have an opportunity to ask questions and make appropriate comments.

   The Board of Directors has fixed the close of business on July 21, 2000 as the record date, referred to as the Record Date, for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of the meeting. A list of stockholders will be available for inspection at the offices of Infonet at 2160 East Grand Avenue, El Segundo, California 90245-1022, at least ten days prior to the Annual Meeting.

   Stockholders are cordially invited to attend the Annual Meeting in person. If you plan to be present, please notify the undersigned so that identification can be prepared for you. Whether or not you plan to attend the Annual Meeting, please execute, date and return promptly the enclosed proxy. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States. If you are present at the Annual Meeting you may, if you wish, withdraw your proxy and vote in person. Thank you for your interest and consideration.

                                     By Order of the Board of Directors,

                                     /s/ ERNEST U. GAMBARO
                                     Ernest U. Gambaro
                                     Senior Vice President, General Counsel
                                      and Secretary

El Segundo, California
July 27, 2000


 YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                               [LOGO OF INFONET]

                            2160 East Grand Avenue
                             El Segundo, CA 90245

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 11, 2000

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Infonet Services Corporation, a Delaware corporation, of proxies from the holders of our issued and outstanding Class B common shares of stock, $.01 par value per share (together with our Class A common shares, the Common Shares), to be exercised at the Annual Meeting of Stockholders, or the Annual Meeting, to be held on September 11, 2000 at the Hilton Los Angeles Airport, 5711 West Century Blvd., Los Angeles, California 90045-5631 at 10:00 a.m., local time, and at any adjournment or postponement of the meeting for the purposes set forth in the accompanying Notice of Annual Meeting. The terms "Infonet", "us", "we" and "our" as used in this statement refer to Infonet Services Corporation.

   This Proxy Statement and enclosed form of proxy are first being mailed to our stockholders on or about August 8, 2000.

   At the Annual Meeting, our stockholders will be asked to consider and vote upon the following proposals:

  1. The election of nine directors to serve until the annual meeting of stockholders to be held in the year 2001 and until their successors are duly elected and qualified;

  2. The adoption of the Infonet Services Corporation 2000 Omnibus Stock
     Plan;

  3. The adoption of the Infonet Services Corporation 2000 Employee Stock Purchase Plan;

  4. The ratification of the independent auditor; and

  5. Any other business that properly comes before the Annual Meeting.

   Only the holders of record of our Common Shares at the close of business on July 21, 2000, or the Record Date, are entitled to notice of and to vote at the Annual Meeting. Each Class B common share is entitled to one vote on all matters, whereas each Class A common share is entitled to ten votes on all matters except for the election of the Class B common share directors, in which they do not vote. As of the Record Date, 470.0 million of our Common Shares were outstanding, 167.4 million of our Class A common shares and
302.6 million of our Class B common shares. A majority of the Common Shares outstanding must be represented at the Annual Meeting in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will count toward the presence of a quorum.

   In order to be elected as a director, a nominee must receive a plurality of all eligible votes cast at the Annual Meeting at which a quorum is present. For purposes of calculating votes cast in the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal. The affirmative vote of the holders entitled to cast a majority of the votes represented by shares present in person or by proxy and entitled to vote at the meeting is required for approval of the proposed 2000 Omnibus Stock Plan, or Omnibus Plan; the 2000 Employee Stock Purchase Plan, or Purchase Plan; and the ratification of independent auditor. For purposes of the votes on these items, abstentions will have the same effect as votes against the proposed Omnibus Plan, Purchase Plan and independent auditors.

Broker non-votes will not be counted as shares entitled to vote on the plan matters and will have no effect on the result of the votes on the Omnibus Plan and Purchase Plan.

   The Common Shares represented by all properly executed proxies returned to us will be voted at the Annual Meeting as indicated or, if no instruction is given, FOR the nominees for director, the Omnibus Plan, the Purchase Plan and the independent auditors. As to any other business which properly comes before the Annual Meeting, all properly executed proxies will be voted by the persons named therein in accordance with their discretion. We do not presently know of any other business which may properly come before the Annual Meeting. Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of Infonet a duly signed revocation or a proxy bearing a later date or (b) by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke a proxy.

   If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that were theretofore effectively revoked or withdrawn).

   We will bear the cost of soliciting proxies from our stockholders. We have retained Georgeson Shareholder Communications Inc. to assist us in the solicitation at a cost of $10,000 plus reasonable expenses. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, telegram or otherwise. Such directors, officers and employees of Infonet will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of Common Shares held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

   Our Class B common shares are traded on the New York Stock Exchange, Inc., or NYSE, and the Frankfurt Stock Exchange under the ticker symbol "IN." On July 21, 2000, the last reported sale price for our Class B common shares on the NYSE was $15.56 per share.

   NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT. IF ANY REPRESENTATION OR INFORMATION IS GIVEN OR MADE, YOU MUST NOT RELY ON THAT INFORMATION AS HAVING BEEN AUTHORIZED BY US AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF INFONET SINCE THE DATE HEREOF.

                               ----------------

               The date of this proxy statement is July 27, 2000.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   Members of our Board of Directors, or Board, currently hold office and serve until our next annual meeting of stockholders, or until their respective successors have been elected. Our Board is currently comprised of nine directors. At each annual meeting of stockholders, the successors to directors whose term will then expire are elected to serve until the next annual meeting of stockholders. In addition, our restated certificate of incorporation provides that the authorized number of directors will be between seven and twelve, with the exact number to be determined by a majority of our Board. Our restated certificate of incorporation also reserves two independent directors for election by the Class B common shares voting alone. For purposes of this provision, Messrs. Hartman and O'Rourke have been nominated for election to the Board. Our directors may be removed, with or without cause, by the affirmative vote of the holders of two-thirds of the shares entitled to vote at an election of directors. There are no family relationships among any of our directors and executive officers.

   Except where otherwise instructed, proxies solicited by this Proxy Statement will be voted FOR the election of the Board's nominees listed below.

   Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. The information below relating to the nominees for election as director has been furnished to us by the respective individuals.

Nominees for Director

   Name                     Age                                  Title
   ----                     ---                                  -----
   Jose A. Collazo.........  56 President, Chief Executive Officer, Chairman of the Board of Directors,
                                 Common Shares nominee
   Douglas C. Campbell.....  61 Director, Common Shares nominee
   Eric M. de Jong.........  51 Director, Common Shares nominee
   Morgan Ekberg...........  54 Director, Common Shares nominee
   Timothy P. Hartman......  61 Director, Class B common shares nominee
   Heinz Karrer............  41 Director, Common Shares nominee
   Masao Kojima............  52 Director, Common Shares nominee
   Matthew J. O'Rourke.....  52 Director, Class B common shares nominee
   Rafael Sagrario.........  56 Director, Common Shares nominee

   Jose A. Collazo has served as our President, Chief Executive Officer and Chairman of the Board since our founding in 1988. From 1967 to 1988, Mr. Collazo held several management positions at Computer Sciences Corporation, or CSC, including President of the International Division and head of global network services. Mr. Collazo is on the Pepperdine University Board of Regents.

   Douglas Campbell has been a member of our Board since 1999. He is currently the Group Managing Director--Wholesale & International of Telstra Corporation, an Australian telecommunications company, a position he has held since 1998. From 1993 to 1998, he served as Group Managing Director--Network & Technology of Telstra.

   Eric M. de Jong has been a member of our Board since 1999. Since 1996, he has served as the Director--Partnership Management of KPN International, a Dutch telecommunications company. Prior to this time, he was Director of Strategy and a Project Director of KPN in charge of the telecommunications development of the Amsterdam airport area.

   Morgan Ekberg has been a member of our Board since 1997. He is currently an Executive Vice President and Head of Asia, Africa and Latin America with Telia AB, a Swedish telecommunications company. Also during 1999, he served as Executive Vice President and Head of Business Area Systems and Solutions with Telia AB and Deputy Head of and Chief Operating Officer of Telia Business Solutions. From 1995 through 1998, Mr. Ekberg served as Deputy Head of and Chief Operating Officer of Telia Telecom AB and prior to 1995 he was the Head of Telecom Services Division with Telia, which was Swedish Telecom.

   Timothy Hartman has been a member of our Board since April, 2000. He was Chairman of NationsBank of Texas until his retirement in June 1996, and also was a director and Vice Chairman of its parent corporation until he retired in 1994. Before joining the NationsBank organization in 1982, Mr. Hartman was the Chief Financial Officer of Baldwin-United Corporation, a diversified financial services company, with which he was associated from 1963 through 1981. Mr. Hartman is also a member of the Board of Directors Sensormatic Electronics Corporation, a designer, manufacturer and marketer of electronic security, sensing and tracking systems.

   Heinz Karrer is the head of Marketing, Sales & Solutions at Swisscom AG, a position he has held since 1997. Before assuming his current position Mr. Karrer was Chief Executive of Ringier Switzerland and a member of the Management Board of Ringier AG, from 1996 to 1997 and previously he served as Head of Newspapers Division at Ringier European, from 1995 to 1996. Mr. Karrer is currently a director of debitel Ltd., a telecommunications provider.

   Masao Kojima has been a member of our Board since 1998. He is currently a Senior Deputy Director, Network Business Department, of KDD Corporation, a Japanese telecommunications company, a position he has held since 1999. From 1997 to 1999, Mr. Kojima served as Deputy Director, Telecommunications Business Department, of KDD. From 1996 to 1997, Mr. Kojima served as General Manager, Network Division of KDD. From 1995 to 1996, Mr. Kojima served as Deputy Director, Network System Development Department of KDD. From 1993 to 1995, Mr. Kojima served as Manager, Network Quality, Network Operations & Administration Department, of KDD.

   Matthew O'Rourke has been a member of our Board since April, 2000. He was a partner with the accounting firm Price Waterhouse LLP from 1972 until his retirement in June 1996. Prior to his retirement, he served as Managing Partner at Price Waterhouse's New York National Office from 1994 to 1996 and as Managing Partner for Northern California from 1988 to 1994. Since his retirement, Mr. O'Rourke has been engaged as an independent business consultant. Mr. O'Rourke is also member of the Board of Directors of Read-Rite Corporation, a supplier of magnetic recording heads for the hard disk drive market and LSI Logic Corporation, a semi-conductor products and storage systems designer and manufacturer.

   Rafael Sagrario has been a member of our Board since January 1999. He is currently the Operations General Manager of Telefonica Data, a Spanish telecommunications company. From 1995 to 1997, he served as the President of Telefonica Transmision de Datos. From 1998 to February 1999, he served as Sole Administrator of Telefonica Transmision de Datos.

Vote Required and Board Recommendation

   Common Shares nominees. The Common Shares directors will be elected by a favorable vote of a plurality of all Common Share votes cast at a meeting at which a quorum is present. For purposes of the election of the Common Shares directors, abstentions will count toward calculation of a quorum but will not be counted as votes cast and will have no effect on the results of the vote. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the Common Share nominees named above.

   Class B common share nominees. The Class B common share directors will be elected by a favorable vote of a plurality of all Class B common share votes cast at a meeting at which a quorum is present. For purposes of the election of the Class B common shares directors, abstentions will count toward calculation of a quorum but will not be counted as votes cast and will have no effect on the results of the vote. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the Class B common share nominees named above.

   The Board unanimously recommends a vote "FOR" the election of each of the director nominees to serve until the annual meeting of stockholders to be held in the year 2001 and until their successors are duly elected and qualified.

                  BOARD OF DIRECTORS, MEETINGS AND ATTENDANCE

   Our Board held seven meetings during our last full fiscal year. All directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board while they were on the Board and (ii) the total number of meetings of the Committees of the Board on which such directors served.

Committees of the Board of Directors

   The Audit and Finance Committee of our Board was established in 1988 and reviews, acts on and reports to our Board with respect to various auditing and accounting matters, including the recommendation of our independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, the performance of our independent auditors and our accounting practices. The members of the Audit and Finance Committee are Messrs. de Jong, Kojima and O'Rourke. All members of the Audit and Finance Committee are confirmed independent according to the Rules of the NYSE. The Audit and Finance Committee met four times during the year ended March 31, 2000.

   The Compensation Committee of our Board was established in 1988 and determines the salaries, benefits and stock option grants for our employees, consultants and directors. The members of the Compensation Committee are Messrs. Hartman, Ekberg and Nancoz. The Compensation Committee met four times during the year ended March 31, 2000.

   The Quality Assurance Committee of our Board was established in 1994 and reviews, acts on and reports to our board of directors with respect to the operation of our systems and the provision of services to our clients. The members of the Quality Assurance Committee are Messrs. Campbell and Sagrario. The Quality Assurance Committee met four times during the year ended March 31, 2000.

Audit and Finance Committee Charter

   The following shall be the principal recurring processes of the Audit and Finance Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit and Finance Committee may supplement them as appropriate.

Purpose

   The purpose of the Audit and Finance Committee (the "Committee") is to provide assistance to the Board of Infonet Services Corporation (the "Company") in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Committee, other members of the Board, the outside auditor and the financial management of the Company.

Membership

   The Committee shall consist of at least three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall be "financially literate" as determined by the Board in its business judgment and shall satisfy the "independence" requirements of the New York Stock Exchange. At least one member of the Committee shall have "accounting or related financial management expertise," as determined by the Board in its business judgment.

Committee Organization and Procedures

   1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

    2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

    3. The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable. A Committee member shall not vote on any matter in which he or she is not independent.

    4. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, the senior internal audit manager and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor or the senior internal audit manager in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

    5. The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

    6. The Committee may, in its discretion, conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain independent accountants or others it needs to assist in an investigation.

Responsibilities

 Outside Auditor

    7. The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall select and periodically evaluate the performance of the outside auditor and, if necessary, recommend that the Board replace the outside auditor. As appropriate, the Committee shall recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders.

    8. The Committee shall approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

    9. The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

 Annual Audit

   10. The Committee shall meet with the outside auditor and management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

   11. The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

   12. The Committee shall review and discuss the audited financial statements with the management of the Company.

   13. The Committee shall review and discuss with the outside auditor at the completion of the annual audit: (i) the financial statements, including footnotes, (ii) the outside auditors' report thereon, (iii) any significant changes to the outside auditors' audit plan and, as may be appropriate to the Company's operation, (iv) changes in the Company's significant accounting policies; (v) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (vi) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (vii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (viii) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

   14. The Committee shall, based on the review and discussions in paragraphs 12 and 13 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 9 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Review

   15. The outside auditor is required to review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair (or another member of the Audit Committee) may represent the entire Committee for purposes of this discussion.

Internal Controls

   16. The Committee shall discuss with the outside auditor and the senior internal audit manager, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

   17. The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

Internal Audit

   18. The Committee shall discuss at least annually with the senior internal audit manager the activities and organizational structure of the Company's internal audit function and the qualifications of the primary personnel performing such function.

   19. Management shall furnish to the Committee a copy of each audit report prepared by the senior internal audit manager of the Company.

   20. The Committee shall, at its discretion, meet with the senior internal audit manager to discuss any reports prepared by him or her or any other matters brought to the attention of the Committee by the senior internal auditor manager.

   21. The senior internal audit manager shall be granted unfettered access to the Committee.

Other Responsibilities

   22. The Committee shall review and reassess the Committee's charter at least annually and submit any recommended changes to the Board for its consideration.

   23. Beginning in the year 2001, the Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

   24. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

   This charter governs the operations of the Audit and Finance Committee and it was approved by the board of directors as of June 8, 2000. The Audit and Finance Committee will review and reassess the charter at least annually.

Compensation of Directors

   Non-employee directors will receive an annual retainer of $30,000 and $1,000 per Board meeting. Non-employee directors who are members of Board committees also will receive $3,000 for acting as committee chairman and $1,000 per committee meeting. All directors are reimbursed for their out-of-pocket expenses in serving on the Board or any committee thereof. In addition, we provided our non-employee directors with stock options under our 1999 Stock Option Plan. Each option granted to a non-employee director under our 1999 Stock Option Plan vests equally over a three year period regardless of years of service. Each year non-employee directors will receive 15,000 options under the Omnibus Plan, which will vest immediately.

                                  Number of Common Shares
                                    underlying options
                                        granted(#)         Exercise
                                 -------------------------   Price    Expiration
   Name                          Exercisable Unexercisable Per Share     Date
   ----                          ----------- ------------- ---------  ----------
   Douglas Campbell.............      --        59,800       22.55(1)  12/15/09
   Eric M. de Jong..............      --        59,800       22.55(1)  12/15/09
   Morgan Ekberg................      --        59,800       22.55(1)  12/15/09
   Timothy Hartman..............      --        60,000       13.75      4/27/10
   Masao Kojima.................      --        59,800       22.55(1)  12/15/09
   Joseph Nancoz................      --        59,800       22.55(1)  12/15/09
   Mattew O'Rourke..............      --        60,000       13.75      4/27/10
   Rafael Sagrario..............      --        59,800       22.55(1)  12/15/09

--------
(1) The option exercise price per share is a weighted average, which reflects the fact that 50% of the options have an exercise price of $21.00 (the initial public offering price), 25% have an exercise price of $23.10 and 25% have an exercise price of $25.10.

                               EXECUTIVE OFFICERS

   The following is a biographical summary of the experience of our executive and senior officers. Biographical information with respect to Mr. Collazo is set forth above under Nominees for Directors.

   Dr. Ernest U. Gambaro, 62, is a Senior Vice President and has served as our General Counsel and Secretary since our founding in 1988. From 1980 to 1988, Dr. Gambaro was Assistant General Counsel of CSC. Dr. Gambaro also is a director of STM Wireless, Inc., a satellite networking equipment and services company.

   Akbar H. Firdosy, 53, has served as our Vice President and Chief Financial Officer since 1995. From 1988 to 1995, Mr. Firdosy served as our Controller. Mr. Firdosy has been with us since our founding in 1988.

   John C. Hoffman, 53, has served as our Executive Vice President Communications Sales & Service since 1991. Mr. Hoffman also serves as president of our wholly owned subsidiary, ESG Communications Inc. Mr. Hoffman has been with us since our founding in 1988 and from 1983 to 1988 held several positions at CSC.

   Michael J. Timmins, 48, has served as our Executive Vice President of Global Business Development since 1995. From 1993 to 1995, he served as our Vice President of Global Business Development. Mr. Timmins has been with us since our founding in 1988.

   Thomas E. Whidden, 54, has served as our Vice President of Marketing since December 1997. From July 1994 to December 1997 he served as our President of International Sales. Prior to that time, he held various positions in our European operations and Network Services.

   John M. Williams, 52, has served as our Vice President of Network Services since 1999. From 1992 to 1998, Mr. Williams was our Director of Network Operations, the Vice President of Services Integration and Management for our subsidiary, Government Systems, Inc., and from 1998 to 1999 was Senior Vice President of the Communication Systems Division of our country representative, CACI, Inc.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information with respect to the compensation we paid for services rendered during the fiscal years ended March 31, 2000, 1999 and 1998 to our Chief Executive Officer and to our four other most highly compensated executive officers, the Named Executive Officers.

                                      Annual Compensation          Long-Term Compensation Awards
                              ------------------------------------ -----------------------------
                                                    All Other       Options   Restricted  LTIP
     Name and Title      Year  Salary   Bonus   Compensation(1)(2) Granted(#)   Stock    Payouts
     --------------      ---- -------- -------- ------------------ ---------- ---------- -------
Jose A. Collazo......... 2000 $368,158 $643,090     $3,673,972     5,083,000     --        --
 Chairman of the Board,  1999  353,998  297,358        378,710           --      --        --
 President and Chief     1998  318,740  258,937        409,101           --      --        --
 Executive Officer

Ernest U. Gambaro....... 2000  207,190  295,100      1,156,453       837,200     --        --
 Senior Vice President,  1999  199,222  167,346        188,813           --      --        --
 General Counsel and     1998  178,324  149,960        220,132           --      --        --
 Secretary

Akbar H. Firdosy........ 2000  206,969  261,134            --        837,200     --        --
 Vice President and      1999  162,048  136,120            --        269,100     --        --
 Chief Financial Officer 1998  150,202  122,021        153,073           --      --        --

John C. Hoffman......... 2000  207,846  395,452         82,594       837,200     --        --
 Executive Vice          1999  194,365  147,450         75,486           --      --        --
 President of            1998  190,366  135,675         65,710           --      --        --
 Communications Sales
 and Service

Michael J. Timmins...... 2000  143,240  206,902         68,020       837,200     --        --
 Executive Vice          1999  127,957  252,878         58,831           --      --        --
 President of Global     1998  116,653  231,581         51,212           --      --        --
 Business Development

-------
(1) All other compensation includes imputed income in connection with payments under auto allowances, financial planning services, club expenses, life insurance and executive retirement plan values for the Named Executive Officer.

(2) Other compensation for Messrs. Collazo, Gambaro, Hoffman and Timmins includes Phantom Stock Incentive Plan payments of $305,033; $82,564; $77,358; and $60,290 respectively, as well as Supplemental Executive Retirement Plan imputed income that came to $3,353,187 and $1,058,401 for Messrs. Collazo and Gambaro.

Option Grants in Last Fiscal Year

   The following table presents information relating to options granted to purchase our Class B common shares to the Named Executive Officers during the year ended March 31, 2000.

                                       Individual Grants
                         ---------------------------------------------
                         Number of                                       Potential Realizable
                          Class B                                              Value at
                           common    Percent of                        Assumed Annual Rates of
                           shares   Total Options                      Share Price Appreciation
                         Underlying  Granted to   Exercise                For Option Term(3)
                          Options   Employees in  Price Per Expiration ------------------------
Name                     Granted(1)  Fiscal Year   Share(2)    Date         5%          10%
----                     ---------- ------------- --------- ---------- ----------- ------------
Jose A. Collazo......... 5,083,000        60        22.55    12/15/09  $79,174,116 $205,202,063
Ernest U. Gambaro.......   837,200        10        22.55    12/15/09  $13,040,443 $ 33,797,987
Akbar H. Firdosy........   837,200        10        22.55    12/15/09  $13,040,443 $ 33,797,987
John C. Hoffman.........   837,200        10        22.55    12/15/09  $13,040,443 $ 33,797,987
Michael J. Timmins......   837,200        10        22.55    12/15/09  $13,040,443 $ 33,797,987

-------
(1) These options were granted December 15, 1999. All such options vest ratably over five years. Options are granted for a term of ten years, subject to earlier termination in certain events related to termination of employment.

(2) The option exercise price per share is a weighted average, which reflects the fact that 50% of the options have an exercise price of $21.00 (the initial public offering price), 25% have an exercise price of $23.10 and 25% have an exercise price of $25.10.

(3) Assumed annual rates of stock price appreciation for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and our financial performance. We cannot assure you that these appreciation rates will be achieved.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table sets forth certain information concerning exercised and unexercised options held by the Named Executive Officers during the year ended March 31, 2000.

                                                       Number of           Value of Unexercised
                                                 Securities Underlying         In- the-Money
                                                       Option At                Options at
                                                    March 31, 2000           March 31, 2000(1)
                                               ------------------------- -------------------------
                           Shares
                         Acquired on   Value
Name                     Exercise (#) Realized Exercisable Unexercisable Exercisable Unexercisable
----                     -----------  -------- ----------- ------------- ----------- -------------
Jose A. Collazo.........     --         --         --        5,083,000      $ --      $  406,640
Ernest U. Gambaro.......     --         --         --          837,200        --          66,976
Akbar H. Firdosy........   53,820     $978,000     --        1,052,480        --       4,757,927
John C. Hoffman.........     --         --         --          837,200        --          66,976
Michael J. Timmins......     --         --         --          837,200        --          66,976

--------
(1) Market value of underlying shares of Class B common shares on March 31, 2000 minus the exercise price. The closing price on the NYSE as of March 31, 2000 was $22.63.

Pension Plan

   Our pension plan is a contributory defined pension plan in which substantially all of our domestic employees are eligible to participate. The pension benefits received by a retiring employee are calculated by multiplying the employee's total eligible compensation by 2.25%. Eligible compensation consists of base compensation plus nondiscretionary bonuses and commissions. Compensation deferred under the Infonet Deferred Income Plan, income related to the 1998 Stock Option Plan, reimbursements, fringe benefits or other forms of special pay are not eligible compensation.

   As of March 31, 2000, Jose A. Collazo, Ernest U. Gambaro, Akbar H. Firdosy, John C. Hoffman and Michael J. Timmins, upon retirement at age 65, would be entitled to annual retirement benefits of $50,307, $50,033, $19,626, $22,529, and $21,841.

Employment and Other Agreements

   We have entered into employment agreements with Mr. Collazo, Mr. Firdosy and Dr. Gambaro. These agreements became effective January 1, 2000 and have three year terms which automatically renew in two year increments unless notice is given not later than 24 months prior to the expiration date of each term. The salary to be received by each of Messrs. Collazo and Firdosy and Dr. Gambaro is his base salary in effect as of January 1, 2000 and will be reviewed annually in accord with our salary review policies. Each will be eligible to participate in all benefit programs we offer.

   Each of the employment agreements may be terminated by us or the respective executive without further obligation on the part of either party if we terminate the executive for cause or if the executive resigns for other than good reason, as those terms are defined in the agreements.

   If any of Messrs. Collazo or Firdosy or Dr. Gambaro is terminated without cause or resigns for good reason, then he would:

  . be entitled to receive, for a period of two years or until the expiration of his term of employment, whichever is longer, separation payments equal to his average total cash compensation received during the 12 month period immediately preceding the termination or resignation date and his benefits,

  . be entitled to accrue benefits during the severance period; and

  . be subject to a limited non-compete clause for the term of the severance period.

   In the event of a change of control, Messrs. Collazo and Firdosy and Dr. Gambaro would have identical rights to the ones described in the first two bullet points above.

   All of our other executive officers are appointed annually and serve at the discretion of the board of directors.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

   Infonet's compensation philosophy is to relate the compensation of Infonet's executive officers to measures of company performance that contribute to increased value for Infonet's stockholders. To assure that compensation policies are appropriately aligned with the value Infonet creates for stockholders, Infonet's compensation philosophy for executive officers takes into account the following goals:

  . enhancing stockholder value;

  . representing a competitive and performance-oriented environment that motivates executive officers to achieve a high level of individual, business unit and corporate results in the business environment in which they operate;

  . relating incentive-based compensation to the performance of each executive officer, as measured by financial and strategic performance goals; and

  . enabling Infonet to attract and retain top quality management.

   The Compensation Committee of the Board, which we will refer to as the Compensation Committee, periodically reviews the components of compensation for Infonet's executive officers on the basis of this philosophy and periodically evaluates the competitiveness of its executive officer compensation program relative to comparable companies. When the Compensation Committee determines that executive officer compensation adjustments or incentive awards are necessary or appropriate, it makes such modifications as it deems appropriate.

Executive Compensation Components

   The major components of compensation for executive officers are base salary, annual incentive awards and stock option grants. Each component of the total executive officer compensation package emphasizes a different aspect of our compensation philosophy.

   Base Salary. Base salaries for executive officers are initially set upon hiring by the Board upon the Compensation Committee's recommendation based on recruiting requirements (i.e., market demand), competitive pay practices, individual experience and breadth of knowledge, internal equity considerations and other objective and subjective factors. Increases to base salary are also determined by the Compensation Committee, as applicable. Increases are determined primarily on an evaluation of competitive data, the individual's performance and contribution to Infonet, and Infonet's overall performance. Base salaries are periodically reviewed by the Compensation Committee.

   Annual Incentive Awards. Infonet relies to a large degree on annual incentive compensation to attract, retain and reward executives of outstanding abilities and to motivate them to perform to the full extent of their abilities. Target awards for executive officers, including the CEO, are determined on the basis of competitive incentive award levels, level of responsibility, ability to influence financial results and strategic performance goals on a corporate or business unit level and, on occasion, subjective factors. Target annual incentive awards for executive officers are determined by the Compensation Committee.

   Stock Option Grants. The only current long-term incentive opportunity for executive officers is the award of stock option grants under the 1999 Infonet Services Corporation Stock Incentive Plan, and other stock plans which may be approved by the Board and the stockholders. In contrast to incentive awards that are paid for prior year accomplishments, stock option grants represent incentives tied to future stock appreciation. They are intended to provide executive officers with a direct incentive to enhance stockholder value. Options generally vest over a five-year period with a maximum term of ten years. Option grants are awarded at the discretion of the Compensation Committee primarily based on an evaluation of competitive data and the anticipated contribution that the executive officer will make to Infonet.

   Supplemental Executive Retirement Plan. Infonet has a Supplemental Executive Retirement Plan, or SERP, which is a non-qualified, non-contributory pension plan. The SERP is a defined benefit retirement plan for specified key officers and executives and provides for benefits based on years of service, the age of the participant, and the participant's average compensation during his or her final period of employment under the SERP.

   The Compensation Committee conducts annually a full review of Infonet's performance and its executive officers in assessing compensation levels. The Compensation Committee considers various qualitative and quantitative indicators of both Infonet and the individual performance of its executive officers. This review evaluates Infonet's performance both on a short- and long-term basis. The Compensation Committee may consider quantitative measures such as revenue growth, growth in EBITDA and other measures of profitability. The Compensation Committee may also consider qualitative measures such as leadership, experience, strategic direction and overall contribution to Infonet. In addition, the Compensation Committee evaluates compensation in light of the compensation practices of other companies in the telecommunications industry and peer group companies as may be determined by the Compensation Committee. These companies are used as a reference standard for establishing levels of base salary, incentive awards and stock options. For Fiscal 2000, executive officer compensation was targeted at slightly below the 50th percentile relative to peer group companies in the telecommunications industry.

   Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility of certain annual compensation payments in excess of $1 million to a company's executive officers. It is the objective of the Compensation Committee to administer compensation plans in compliance with the provisions of Section 162(m) where feasible and where consistent with Infonet's compensation philosophy as stated above. Infonet already has in place a stock incentive plan pursuant to which stock-based incentives may be awarded in compliance with
Section 162(m).

2000 Executive Compensation Review

   Based on the factors set forth above, the Compensation Committee recommended that the Board approve salary increases and Fiscal 2000 incentive awards for all executive officers. In determining salary increases and

Fiscal 2000 incentive awards for officers of Infonet, the Compensation Committee reviewed the performance of Infonet against its goals. Among other criteria reviewed by the Compensation Committee, annual revenue during Fiscal 2000 increased from $303 million to $480 million.

                                          THE COMPENSATION COMMITTEE,
                                            Timothy Hartman, Chairman
                                            Morgan Ekberg
                                            Joseph Nancoz

Date: July 27, 2000

   The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Mssrs. Ekberg and Nancoz each served on the Compensation Committee during the year ended March 31, 2000. None of Messrs. Ekberg or Nancoz have been an officer or employee of Infonet and none serves as a member of the board of directors or the compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. None of the members of the Compensation Committee have any financial relationship with Infonet except as disclosed herein.

                              CERTAIN TRANSACTIONS

Stockholders Agreement

   Immediately prior to the consummation of our initial public offering, we entered into a stockholders agreement with all of our Class A stockholders. This stockholders agreement provides that each Class A stockholder holding at least 14.95 million shares of our Class A common stock will have the right to designate one of our directors, and each Class A stockholder agreed to vote all of its shares of common stock in favor of the directors designated by the other Class A stockholders and for our president as a director. Accordingly, seven of the nine directors on our board will be appointed by our Class A stockholders. Each Class A stockholder has a right of first refusal to acquire any Class A common stock proposed to be sold or otherwise transferred by another Class A stockholder. We have agreed in the stockholders agreement to include, at the request of any Class A stockholder, shares of that Class A stockholder in a registered offering of stock by us or another Class A common stockholder through provisions commonly referred to as piggyback registrations and, subject to limitations, to undertake up to two registered offerings of Class B common shares upon demand by each Class A stockholder up to a maximum of two per year but only one in the first year following our initial public offering, which occurred on December 16, 1999. Each Class A stockholder agreed to maintain a country representative to support our marketing efforts and our clients in that stockholder's home country.

Commercial Contracts with Related Parties

   Some of our country representatives are related parties where either (1) we hold more than twenty but less than fifty percent ownership interest or (2) a country representative is owned, directly or indirectly, by one of our stockholders. In each such case, our agreement with the related party acting as our country representative is our standard service agreement. Each service agreement has a term of four or five years, and gives the country representative the right to sell our services and use our trademarks, marketing and operating documentation and our training materials and services. In the agreements, we receive the right to set revenue targets, terminate the agreement if the revenue targets are not met, jointly determine staffing of the country office with the country representative and appoint members of the country representative's advisory review board. The agreements outline monthly fees the country representatives pay us for access to our network and the fees we pay the country representatives for the service and customer support. Additionally, we have alternate sales channel agreements with some of our stockholders that allow these stockholders to resell our services under their brand names or to package them with other services they provide to their customers. These alternate sales channel agreements are generally under the same terms as alternate sales channel agreements we enter into with other communications providers. For the year ended March 31, 2000, $194.7 million of total revenues were generated by all of these related parties and $131.2 million of total country representative compensation resulted from related parties acting as our country representatives.

   From time to time we lease transmission capacity from our stockholders where they are existing local carriers. These leases are short term and at tariff rates in regulated markets and at standard market rates in unregulated markets.

Recent Contracts with our Stockholders

   In our ongoing efforts to sell our services to multinational corporations, on September 30, 1999, we entered into agreements with AUCS Communications Services N.V., Unisource, the owner of AUCS, and the three companies that own Unisource, KPN Telecom B.V., Swisscom AG and Telia AB, three of our largest stockholders.

   Our agreements with KPN, Swisscom and Telia give us access to approximately 1,077 multinational corporate clients that were being serviced by AUCS as well as additional multinational clients to which KPN, Swisscom and Telia may provide services in the future. These agreements will increase the number of multinational corporate clients to which we may offer our services.

   We have assumed the obligation to provide the multinational clients with the services currently provided to them by AUCS under the terms of an agreement that assigns existing distribution agreements to us. We also intend to migrate these multinational clients to our services as a supplement or replacement for services previously provided by AUCS and over time as new services provided by Infonet predominate. We expect that this will result in normal and transparent migration of the multinational clients onto The World Network, our network platform. During the transition period, we will continue to use the existing AUCS platform to deliver all or some of the services provided to the multinational clients, which for convenience we refer to as the AUCS services.

   We obtain the AUCS services provided to the multinational clients under the terms of a services agreement with AUCS, which is based on our standard services agreement. The pricing of the AUCS services provides us with an agreed-upon approximately 20% gross margin on the provision of these services. The services agreement is terminable upon 180 days' notice by any party.

   We also entered into a call option for the underlying tangible assets of AUCS. Until September 2002, the option allows us to purchase any and all of the AUCS tangible assets at fair market value not to exceed $130 million. The call right allows us to purchase the assets of AUCS so that we can continue to offer the AUCS services to our clients if the services agreement is terminated. The call option may be subject to regulatory approval and is conditioned upon AUCS' ability to continue to fulfill its contractual obligations to third parties.

Loans to our Senior Management

   In connection with our 1998 Stock Purchase Plan, several members of our management team borrowed the purchase price for their stock pursuant to terms of the plan. Persons borrowing from us entered into loan, pledge and security agreements. In addition, the loan is full recourse to the borrower. Each loan is at an annual interest rate of five percent. The amounts loaned to each officer were: Jose A. Collazo, $3,325,000; Ernest U. Gambaro, $1,400,000; Akbar
H. Firdosy, $450,000; John C. Hoffman, $750,000; Michael J. Timmins, $750,000; Thomas E. Whidden, $475,000; and John M. Williams, $75,000.

   We have loaned $100,000 to John C. Hoffman in connection with Mr. Hoffman's purchase of a club membership which he uses for business-related facilities and entertainment. Mr. Hoffman has executed a promissory note for the full amount of the loan. The note is payable on demand and is secured by some of Mr. Hoffman's assets.

Performance Graph

   As a part of the rules of the Securities and Exchange Commission concerning executive compensation disclosure, we are obligated to provide a chart comparing the yearly percentage change in the cumulative total stockholder return on our Class B common shares over a five year period. However, since our Class B common shares have been publicly traded only since December 16, 1999, this information is provided from that date through March 31, 2000.

   The following line graph compares the change in our cumulative stockholder return on our Class B common shares to the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index") and Equant N.V., our most comparable peer issuer, from December 16, 1999, the effective date of our initial public offering, to March 31, 2000. The graph assumes the investment of $100 in Infonet and each of the S&P 500 and Equant on December 16, 1999 and as required by the Commission, the reinvestment of all distributions. The return shown on the graph is not necessarily indicative of future performance.


                       [PERFORMANCE GRAPH APPEARS HERE]

                        Infonet Services        S&P 500         Equant
                        ----------------        -------         ------
12/31/1999                           100            100            100
12/16/1999                         98.35          103.6         114.94
01/31/2000                        105.84           98.3         106.16
02/29/2000                        105.13           96.3         114.69
03/31/2000                            85          105.6          87.29

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

   The following table sets forth information as of July 21, 2000 with respect to the beneficial ownership of our Common Shares by (1) each person (or group of affiliated persons) known by us to beneficially own 5% or more of our Common Shares, (2) each of our directors and Named Executive Officers and (3) all of our directors and executive officers as a group. Unless otherwise set forth herein, the street address of the named beneficial owner is 2160 East Grand Avenue, El Segundo, California 90245-1022.

                                                               Shares of Class A and
                                                                  Class B common
                                                                     shares(1)
                          Shares of Class A Shares of Class B -----------------------
                            Common Stock      Common Stock                Percent of
                          ----------------- -----------------               Total
    Beneficial Owner           Number            Number         Number   Voting Power
    ----------------      ----------------- ----------------- ---------- ------------
KDD Corporation.........     21,346,108        26,543,454     47,889,562    12.14
 KDD Bldg. P.O. No. 1
 3-2, Nishishinjuku 2
  Chome
 Shinjuku-Ku, Tokyo 163
 Japan

KPN Telecom B.V.........     28,918,283        54,386,078     83,304,361    17.38
 Telecomplein 5
 2516 CK The Hague
 The Netherlands

Swisscom AG.............     28,918,283        54,386,078     83,304,361    17.38
 Alte Tiefenaustrasse 6
 CH-3048 Worblaufen
 Switzerland

Telefonica International
 Holding B.V............     28,918,283        38,439,411     67,357,694    16.58
 Beatriz de Bobadilla,
  18
 28040 Madrid, Spain

Telia AB................     34,449,783        59,917,578     94,367,361    20.46
 Vitsandsgatan 9, House
  D
 S-123 86 Farsta, Sweden

Telstra Corporation
 Limited................     24,852,618               --      24,852,618    12.57
 Level 14
 231 Elizabeth Street
 Sydney NSW 2000
 Australia

Jose A. Collazo.........            --          3,981,300      3,981,300        *
Ernest U. Gambaro.......            --          1,674,400      1,674,400        *
Akbar H. Firdosy........            --            592,020        592,020        *
John C. Hoffman.........            --            897,000        897,000        *
Michael J. Timmins......            --            897,000        897,000        *
Thomas G. Whidden.......            --            569,900        569,900        *
John M. Williams........            --             99,700         99,700        *
Douglas Campbell........            --                --             --         *
Eric M. de Jong.........            --                600            600        *
Morgan Ekberg...........            --              1,250          1,250        *
Masao Kojima............            --                --             --         *
Joseph Nancoz...........            --                --             --         *
Rafael Sagrario.........            --             12,000         12,000        *
Timothy Hartman.........            --                --             --         *
Mathew O'Rourke.........            --                --             --         *
All directors and
 executive officers as a
 group (13 persons).....            --          8,725,170      8,725,170        *

--------
 * Less than 1% of total.

(1) Gives effect to stock issuable within 60 days of the date of this proxy upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or SEC, and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

                    COMPLIANCE WITH FEDERAL SECURITIES LAWS

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities (collectively, "Insiders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities of Infonet. Insiders are required by regulation of the Commission to furnish us with copies of all Section 16(a) forms they file.

   To our knowledge, based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, during the year ended March 31, 2000, all Insiders complied with all Section 16(a) filing requirements applicable to them except for Mr. de Jong who has since become current on his required filings.

         PROPOSAL 2: ADOPTION OF THE INFONET SERVICES CORPORATION 2000
                               OMNIBUS STOCK PLAN

   The Board has unanimously approved the adoption of the 2000 Omnibus Stock Plan. Subject to stockholder approval, the Omnibus Plan provides for non-employee directors, selected employees and consultants to have an opportunity to acquire a proprietary interest in Infonet.

   The summary of the provisions of the Omnibus Plan which follows is not intended to be complete, and reference should be made to the full text of the Omnibus Plan attached hereto as Exhibit A for complete statements of the terms and provisions.

Background and General Nature and Purpose of The Omnibus Plan

   The Omnibus Plan was unanimously adopted by the Board. The principal purposes of the Omnibus Plan are to provide performance incentives and a proprietary interest in Infonet for non-employee directors, selected employees and our consultants through the grant or issuance of options, restricted stock and performance awards, dividend equivalents, deferred stock and stock payments, thereby stimulating their personal and active interest in our development and financial success, further aligning their interests with the interests of the stockholders and inducing them to remain in our employ.

   The shares of stock subject to options, awards of restricted stock, performance awards, dividend equivalents, awards of deferred stock and stock payments will initially be 6,000,000 Class B common shares. The Omnibus Plan limits the number of shares subject to awards that any employee may receive in any year under the Omnibus Plan to 800,000.

   The Omnibus Plan provides for appropriate adjustments in the number and kind of shares subject to the Omnibus Plan and to outstanding grants under the Omnibus Plan in the event of a stock split, stock dividend or certain other types of recapitalizations.

   If any portion of a stock option or other award terminates or lapses unexercised, or is canceled upon the grant of a new option or other award (which may be at a higher or lower exercise price than the option or other award so canceled), the shares which were subject to the unexercised portion of the option or other award may again be optioned, granted or awarded under the Omnibus Plan.

   The Omnibus Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not a qualified plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended. Proceeds received by us from the sale of Class B common shares pursuant to the Omnibus Plan will be used for general corporate purposes.

Administration

   The Omnibus Plan is administered by the Compensation Committee of the Board, consisting solely of two or more directors. The Compensation Committee is authorized to select from among the non-employee directors, employees and consultants the individuals to whom options, restricted stock and other awards are to be granted and to determine the number of shares to be subject to and the terms and conditions of the options, restricted stock or other awards, consistent with the Omnibus Plan. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Omnibus Plan.

Payment for Shares

   The exercise or purchase price for all options, restricted stock and other rights to acquire Class B common shares, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase but may, with the approval of the Compensation Committee, be paid in whole or in part in Class B common shares owned by the option holder (or issuable upon exercise of the option) having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be purchased. The Compensation Committee may also authorize other lawful consideration to be applied to the payment of the exercise or purchase price of an award.

Amendment and Termination

   Amendments of the Omnibus Plan to increase the number of shares as to which options, restricted stock and other awards may be granted, an increase in the maximum number that may be granted to any employee, a decrease in the minimum option exercise price, a change in the class of eligible persons or an extension of the Omnibus Plan's duration (except for adjustments resulting from stock splits and the like) will require the approval of our stockholders within twelve months before or after the amendment by the Board, if such stockholder approval is necessary to satisfy applicable laws, regulations or rules. In all other respects the Omnibus Plan can be amended, modified, suspended or terminated by the Board alone. Amendments of the Omnibus Plan will not, without the consent of the participant, affect a participant's rights under an option, restricted stock or other award previously granted, unless the award itself otherwise expressly so provides. The Omnibus Plan will terminate after ten years from the date adopted by the Board or the date approved by the stockholders, whichever is sooner. The Compensation Committee may amend outstanding awards. The holder of an award must consent to any amendment of the Omnibus Plan or such holder's award that would impair such holder's previously accrued rights.

Eligibility

   Any select employee of Infonet and of any corporation that is an "Affiliate" or "Subsidiary" (as those terms are defined in the Omnibus Plan), including the Chairman of the Board and our officers other than the Chairman of the Board, is eligible to receive options, restricted stock and other awards under the Omnibus Plan. Non-employee directors, consultants and other independent contractors maintaining a significant business relationship with Infonet, an Affiliate or a Partnership Subsidiary are eligible to receive non-qualified stock options, restricted stock and other awards under the Omnibus Plan.

Awards Under The Omnibus Plan

   The Omnibus Plan provides that the Compensation Committee may grant or issue stock options, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments or any combination thereof. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

   Incentive stock options, or ISOs, will be designed to comply with the provisions of the Internal Revenue Code of 1986, as amended, or the Code, and will be subject to restrictions contained in the Code, including the requirement that the exercise price be equal to at least 100% of the fair market value of the Class B common shares on the grant date and that the term be limited to 10 years, but may be subsequently modified so as to be disqualified from treatment as an incentive stock option. Incentive stock options may not be granted to persons that are not our employees.

   Nonqualified stock options, or NQSOs, will provide for the right to purchase Class B common shares at a specified price and usually will become exercisable (in the discretion of the Compensation Committee) in one or more installments after the grant date. NQSOs expire not later than 10 years after the date the options are granted.

   Restricted stock may be sold to participants at various prices (but not below par value) and made subject to restrictions specified by the Compensation Committee. Restricted stock may be repurchased by us at the original purchase price upon a participant's termination of employment, directorship or consultancy. Purchasers of restricted stock, unlike recipients of options, may have voting rights and will receive dividends prior to the time when the restrictions lapse.

   Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based upon a vesting schedule or performance criteria established by the Compensation Committee. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied.

Miscellaneous Provisions

   The terms of options and other rights to acquire Class B common shares granted under the Omnibus Plan may provide for termination of the options or other rights upon our dissolution or liquidation or a "Change in Control" (as that term is defined in the Omnibus Plan); but in that event the Compensation Committee may also give the option holder or other grantee the right to exercise the outstanding options or rights in full during some period prior to the Change in Control, even though the options or rights have not yet become fully exercisable, the right to convert an award into securities of the acquiror or successor corporation or transfer the award into the right to receive cash or Class B common shares.

   The Omnibus Plan allows that we may make loans to key employees in connection with their exercise of options, purchase of shares or realization of the benefits of other awards granted under the Omnibus Plan. The terms and conditions of the loans, if any are made, are to be set by the Compensation Committee.

   In consideration of the granting of a stock option, dividend equivalent, performance award, stock payment, or right to receive restricted or deferred stock, we may require the employee or consultant to agree in the written agreement embodying the award to remain in the employ of, or to continue as a consultant for, Infonet, a Subsidiary or an Affiliate for at least one year after the award is granted.

   The dates on which options or other awards under the Omnibus Plan first become exercisable and on which they expire will be set forth in individual stock options or other agreements setting forth the terms of the awards. The agreements generally will provide that options and other awards expire on or soon after the termination of the individual's status as an employee or consultant, although the Compensation Committee may provide that options and other awards continue to be exercisable following a termination without cause, or following a Change in Control, or because of the individual's retirement, death, disability or otherwise. Similarly, restricted stock granted under the Omnibus Plan that has not vested generally will be subject to repurchase by Infonet in the event of the participant's termination of employment, directorship or consultancy.

   Options, unvested restricted stock and other rights to acquire Class B common shares under the Omnibus Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution, unless permitted by the Compensation Committee with respect to awards under the Omnibus Plan other than ISOs. However, a participant may designate one or more beneficiaries to exercise or receive the participant's awards following his or her death. Vested shares underlying an award under the Omnibus Plan may be transferred after exercise of the award, if applicable.

   The Company will be entitled to require participants to discharge withholding tax obligations in connection with the issuance, vesting or exercise of any option or other right granted under the Omnibus Plan. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to the issuance, vesting or exercise of options or other rights or the receipt of other awards, subject to the discretion of the Compensation Committee to disapprove that use.

Federal Income Tax Consequences Associated with The Omnibus Plan

   The tax consequences of the Omnibus Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Omnibus Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of the 1993 Omnibus Budget Reconciliation Act ("OBRA"), as discussed in further detail below. State and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

   Nonqualified Stock Options. For federal income tax purposes, the recipient of NQSOs granted under the Omnibus Plan will not have taxable income upon the grant of the option, nor will Infonet then be entitled to any deduction. Generally, upon exercise of NQSOs the optionee will realize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the shares at the date of exercise. An optionee's basis for the shares for purposes of determining his or her gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO.

   Incentive Stock Options. There is no taxable income to an employee when an ISO is granted to him or her or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for purposes of alternative minimum tax. Gain realized by an optionee upon sale of shares issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. We will be entitled to a deduction with regard to an ISO only to the extent the employee has ordinary income. An ISO exercised more than three months after an optionee's retirement from employment, other than by reason of death or disability, will be taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

   Restricted Stock and Deferred Stock. A participant to whom restricted or deferred stock is issued will not have taxable income upon issuance and we will not then be entitled to a deduction, unless in the case of restricted stock an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by us, the participant will realize ordinary income and we will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. Similarly, when deferred stock vests and is issued to the participant, the participant will realize ordinary income and we will be entitled to a deduction in an amount equal to the fair market value of the shares at the date of issuance. If an election is made under
Section 83(b) with respect to restricted stock, the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and we will be entitled to a deduction in the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

   Dividend Equivalents. A recipient of a dividend equivalent award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and we will be entitled to a corresponding deduction.

   Performance Awards. A participant who has been granted a performance award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or Class B common shares, the participant will have ordinary income, and we will be entitled to a corresponding deduction.

   Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received, and we will have a deduction in the same amount.

   Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent options are exercised, the ordinary rules regarding nonqualified stock options outlined above will apply.

   Effect of 1993 Omnibus Budget Reconciliation Act on the Omnibus Plan. Under OBRA, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1996 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the
Code) in any one year. However, under OBRA, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

   It is our policy generally to design our compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments in excess of $1 million which qualify as "performance-based." Options granted under the Omnibus Plan are intended to satisfy other requirements of the performance-based compensation exclusion under OBRA, including option pricing requirements and requirements governing the administration of the Omnibus Plan, so that the deductibility of compensation with regard to such options granted paid to top executives thereunder is not expected to be disallowed. Other types of awards under the Omnibus Plan are not intended to qualify as performance-based compensation within the OBRA legislation.

Vote Required and Board Recommendation

   The affirmative vote of the holders entitled to cast a majority of the votes represented by the Common Shares present in person or by proxy and entitled to vote at the meeting is required for approval of the proposed Omnibus Plan. For purposes of the vote on the proposed Omnibus Plan, abstentions will have the same effect as votes against the proposed Omnibus Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

  The Board unanimously recommends a vote "FOR" adoption of the Omnibus Plan.

       PROPOSAL 3: TO APPROVE INFONET'S 2000 EMPLOYEE STOCK PURCHASE PLAN

   Because our success is dependent upon the interest and special efforts of our employees, we would like to provide such employees with additional incentives to promote our overall financial objectives and long-term growth in our stockholders' equity. We believe that our employees will be encouraged to continue their employment and make special efforts on our behalf if they own an equity stake in Infonet. Therefore, our Board adopted, subject to stockholder approval, the Infonet Services Corporation 2000 Employee Stock Purchase Plan, or Purchase Plan, to provide our employees with the opportunity to acquire an ownership interest in Infonet through the purchase of shares of our Class B common shares.

   The Purchase Plan, if approved by our stockholders, will provide a total of 2,000,000 shares of our Class B common shares, $.01 par value per share, for purchase by our employees, subject to adjustment for certain changes in our capital described below. We intend for the Purchase Plan to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code so that our employees may enjoy certain tax advantages as described below.

   The Purchase Plan is effective, but conditioned on stockholder approval at the Annual Meeting. We recommend a vote FOR the approval of the Purchase Plan. This proposal summarizes the essential features of the Purchase Plan. You should read the Purchase Plan for a comprehensive statement of its legal terms and conditions. The full text of the Purchase Plan appears in Exhibit B to this proxy statement.

Administration

   Our Board will select at least three of its members to serve on the Compensation Committee which will administer the Purchase Plan. Subject to limitations of applicable laws or rules, the Board may exercise the powers of the Compensation Committee, and, if no such committee exists, the Board of Directors will perform all the functions of the Compensation Committee. All decisions and actions of the Compensation Committee will be final and conclusive. Subject to limitations of applicable laws or rules, the Compensation Committee may delegate its administrative responsibilities and powers under the Purchase Plan.

   In addition to its other powers under the Purchase Plan described in this summary, and subject to the express provisions of the Purchase Plan, the Compensation Committee will have discretionary authority under the Purchase Plan to:

  . interpret the Purchase Plan and option agreements,

  . determine eligibility to participate in the Purchase Plan,

  . adjudicate and determine all disputes arising under or in connection with the Purchase Plan,

  . impose restrictions on ownership and transferability of the shares of our Class B common shares underlying options granted under the Purchase Plan,

  . establish procedures for carrying out the Purchase Plan, and

  . make all other determinations deemed necessary or advisable for administering the Purchase Plan.

   Currently, the Compensation Committee consists of Messrs. Hartman, Ekberg and Nancoz, each of whom is a director of Infonet, but not an employee of Infonet.

Eligibility

   All full-time and part-time employees of Infonet (and any subsidiaries of Infonet designated by the Board) will be eligible to participate in the Purchase Plan, except:

   an employee may not be granted an option under the Purchase Plan if:

  . immediately after the grant of such option, the employee would own 5 percent or more of the vote or value of all classes of our stock or the stock of any of our subsidiaries, or

  . such option would permit the employee to purchase more than $25,000 of our Class B common shares (using the fair market value of our stock at the time the option is granted) under the Purchase Plan (and any other employee stock purchase plan of us or our subsidiaries) per calendar year when the option is outstanding;

and the Compensation Committee may, in its discretion, exclude from participation in the Purchase Plan employees who:

  (1) customarily work 20 or fewer hours per week,

  (2) customarily work 5 or fewer months per calendar year, or

  (3) are highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code).

   As of the effective date of the Purchase Plan (and until the Compensation Committee determines otherwise), employees described in the categories (1) and
(2) above will be ineligible to participate in the Purchase Plan.

   As of April 18, 2000, approximately 625 employees would be eligible to participate in the Purchase Plan. No determination can be made at this time as to the number or identity of our employees who will participate in the Purchase Plan, or the amount of our Class B common shares that will be purchased under the Purchase Plan, since such participation and amounts will be determined within the sole discretion of the employees who are eligible to participate in the Purchase Plan as described below.

Terms of Options

   Options and Offering Periods. An option granted to an eligible employee under the Purchase Plan will allow the employee to use payroll deductions accumulated during successive six-month offering periods to purchase our Class B common shares at the end of each offering period. The option price of the shares is the lesser of 85 percent of our Class B common shares's fair market value (as defined in the Purchase Plan) on the first day of the offering period or the last day of the offering period. On July 21, 2000, the fair market value of a share of our Class B common shares was $15.56. If the Purchase Plan is approved by our stockholders, the first offering period is scheduled to begin in August, 2000, and end on the last trading date on or before December 31, 2000. Thereafter, the 6-month offering periods will begin on the first trading date on or after January 1 and July 1 and end on the last trading date on or before June 30 and December 31, respectively, of each calendar year, while the Purchase Plan is in effect. The Compensation Committee may change the commencement and duration of offering periods under the Purchase Plan. Our Board may terminate a pending offering period, in which case payroll deductions that have accumulated in participants' accounts will be used to exercise outstanding options or returned to the appropriate participants, as determined by the Board, in its discretion.

   Participation. Each eligible employee will decide for himself or herself whether to participate or not participate in the Purchase Plan during each offering period. An eligible employee may elect to enroll in the Purchase Plan by filing an agreement with us before the first day of the applicable offering period.

   Payroll Deductions. A participant's agreement must specify the percentage, from 1 to 10 percent, to be deducted from his or her Compensation (as defined in the Purchase Plan) on each payroll date during the offering period. Payroll deductions will be credited to a bookkeeping account in the participant's name. We will not set aside any assets with respect to such participant accounts, and such accounts will not bear interest unless the Purchase Plan is not approved by our stockholders, in which case we will refund any accumulated payroll deductions with interest at 5% per annum through the date of the refund. A participant may decrease his or her contribution rate no more than once each offering period. The Compensation Committee may limit the number of participants who change their contribution rates during any offering period and may, subject to certain limitations in the Purchase Plan, decrease the contribution rate of any participants. Except in the event of a Change in Control (as defined in the Purchase Plan) of Infonet, participants are not permitted to make contributions to their accounts under the Purchase Plan otherwise than through payroll deductions as described above.

   Exercise of Option. Unless a participant provides us with written notice or withdraws from the Purchase Plan, his or her option will be automatically exercised on the last day of the offering period to purchase the maximum number of full shares of our Class B common shares that can be purchased at the applicable option price using the accumulated payroll deductions in the participant's account. However, a participant cannot purchase in a single offering period more than the number of shares determined using the following formula set forth in the Purchase Plan based on the participant's compensation (as defined in the Purchase Plan) for the payroll period immediately prior to the option grant and the fair market value of our Class B common shares on the date of such grant:

                                                                  Number of payroll
   10% of compensation                                            periods in offering
   for payroll period                  x                          period
  -----------------------------------------------------------------------------------
     85% of the grant date fair market value of a share of our Class B common shares

Any excess payroll deductions remaining in a participant's account after exercise of his or her option will be returned to the participant, without interest, and may not be used to exercise options granted under the Purchase Plan in any subsequent offering period (except for any excess funds attributable to the inability to purchase a fractional share, which will be retained in the participant's account for a subsequent offering period or may be withdrawn by the participant).

   Withdrawal/Termination of Employment. A participant may withdraw from the Purchase Plan at any time, receiving payment of his or her accumulated payroll deductions and ceasing further payroll deductions, by providing us with written notice to withdraw. If a participant terminates employment with us and our subsidiaries, such participant will be considered to have withdrawn from the Purchase Plan. A leave of absence in excess of 90 days without a guaranteed right to reemployment will be considered a termination of employment for purposes of the Purchase Plan. When a participant withdraws from the Purchase Plan, his or her unexercised options will automatically terminate, and we will return to the participant all accumulated payroll deductions in his or her account.

   Transferability of Options. No one other than the participant who receives an option under the Purchase Plan will be permitted to exercise such option during such participant's lifetime. Participants will not be entitled to transfer, assign or otherwise dispose of their payroll deductions or rights to exercise options or receive Class B common shares under the Purchase Plan, except, in the event of a participant's death, by will, the laws of descent and distribution or to the deceased participant's designated beneficiary.

Changes in Capital

   In the event of certain changes in our outstanding Class B common shares or capital structure, such as a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, or corporate separation or division, or change in the number of shares of our capital stock effected without receipt of full consideration, the Compensation Committee in this Proposal will, in its discretion, make appropriate adjustments or substitutions with respect to the following to reflect equitably the effects of such changes to participants in the Purchase Plan:

  . the number, class and kind of shares available under the Purchase Plan,

  . the number, class and kind of shares covered by outstanding options,

  . the maximum number of shares that a participant may purchase during an offering period,

  . the option prices of outstanding options, and

  . any other necessary characteristics or terms of the Purchase Plan or the options.

   If a Change in Control of Infonet occurs, the Purchase Plan gives the Compensation Committee discretion to:

  . terminate the pending offering period and permit each participant to make a one-time cash contribution equal to the amount that the Compensation Committee determines such participant would have contributed under the Purchase Plan through payroll deductions until the otherwise scheduled end of the pending offering period and use the accumulated payroll deductions to exercise outstanding options; or

  . terminate each participant's options in exchange for a cash payment equal to (a) the balance of the participant's account under the Purchase Plan plus (b) the highest value of the consideration received for a share of our Class B common shares in the change in control transaction (or, if greater, the highest fair market value of a share of our Class B common shares during the 30 consecutive trading days prior to the closing or expiration date of the change in control transaction), less the option price of the participant's option (determined as if the option were exercised on the closing or expiration date of the change in control transaction), multiplied by the number of full shares of our Class B common shares that the participant could have purchased immediately prior to the change in control with the then outstanding balance of the participant's account under the Purchase Plan.

Tax Withholding Obligations

   If any taxes are required to be withheld when a participant exercises his or her option, or when shares are issued under the Purchase Plan or disposed of by a participant, we may, as a condition to delivery of stock certificates under the Purchase Plan, require that the participant remit to us the amount necessary to satisfy such taxes, or we may make other arrangements, including withholding from the participant's compensation or other amounts due to such participant, to satisfy such taxes.

Amendment and Termination of the Purchase Plan

   Our Board may terminate, discontinue, amend or suspend the Purchase Plan at any time. However, without approval of the shareholders, the Board may not:

  . increase the maximum number of shares that we may issue under the Purchase Plan, or that a participant may purchase in any offering period (except as described above);

  . change the class of employees eligible to receive options under the Purchase Plan (except for the designation of any subsidiaries whose employees will be eligible to participate in the Purchase Plan); or

  . change the formula by which the option price is determined under the Purchase Plan.

   Except for an amendment or termination described under Changes in Capital above, or in the last sentence of the portion of this summary under Terms of Options--Options and Offering Periods, above, no amendment or termination of the Purchase Plan may materially adversely affect the existing rights of any participant under his or her option without such participant's consent.

Certain Federal Income Tax Consequences

   The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to Infonet and employees in connection with participation and purchase of shares of our Class B common shares under the Purchase Plan. This summary is not intended to be exhaustive, and among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to "Infonet" and "us" in this summary of tax consequences include any subsidiary of Infonet Services Corporation that employs an employee who participates in the Purchase Plan, as the case may be.

   An employee will not recognize any taxable income upon an election to participate in the Purchase Plan and receipt of an option to purchase stock under the Purchase Plan. The amounts deducted from the salary of an employee who participates in the Purchase Plan will constitute ordinary income taxable to the employee. The Purchase Plan is intended to qualify for the favorable income tax consequences of Section 423 of the Internal Revenue Code. As such, no income tax consequences will arise for an employee when shares of our Class B common shares are purchased by exercising such employee's option under the Purchase Plan. The employee receives a tax basis in the shares purchased equal to his or her payroll deductions used to exercise the option.

   If such an employee does not dispose of the shares purchased upon exercise of his or her option under the Purchase Plan until at least two years after the grant date of the employee's option (i.e., the first day of the offering period) and one year after the date of such purchase, and if such employee remains an employee of Infonet at all times from the grant date of such option to the day three months before such exercise, or if the employee dies while owning such shares, the employee will recognize taxable ordinary income upon disposition of such shares, or death, equal to the lesser of the excess of the fair market value of the shares when the option was granted (i.e., the first day of the offering period) over the purchase price paid for such shares or the excess of the fair market value of such shares at the time of such disposition or death over the purchase price paid for the shares. We will not be entitled to a tax deduction with respect to any such disposition. Any such ordinary income recognized by an employee upon disposition of his or her shares will increase the employee's basis in such shares, for purposes of computing capital gain thereon. Any proceeds received for the shares in excess of such adjusted basis will be taxable as capital gain. If an employee sells such shares for less than the purchase price paid, he or she will recognize no such ordinary income, and such employee will have a capital loss equal to the difference between the sale price and the purchase price previously paid.

   If an employee disposes of shares purchased under the Purchase Plan before meeting the requisite holding periods described in the preceding paragraph, that employee will be required to report taxable ordinary income at the time of such disposition to the extent of the difference between the fair market value of such shares on the date of purchase and the purchase price paid. We will generally be allowed a tax deduction equal to the amount of such ordinary income so reported by such employee. The basis of an employee in such shares acquired under the Purchase Plan will be increased by such amount reported as ordinary income by such employee upon disposition of such shares. Any proceeds received for the shares in excess of such employee's adjusted basis will be taxable as capital gain; if such adjusted basis exceeds the amount received for such shares, such excess will be a capital loss.

Vote Required and Board Recommendation

   The affirmative vote of the holders entitled to cast a majority of the votes represented by the Common Shares present in person or by proxy and entitled to vote at the meeting is required for approval of the proposed Purchase Plan. For purposes of the vote on the proposed Purchase Plan, abstentions will have the same effect as votes against the proposed Purchase Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

  The Board unanimously recommends a vote "FOR" adoption of the Purchase Plan.

         PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

   Subject to shareholder ratification, the Board, acting upon the recommendation of the Audit and Finance Committee, has reappointed the firm of Deloitte & Touche LLP, certified public accountants, as independent auditor to examine the financial statements of Infonet for the fiscal year 2001. The Board has been advised that Deloitte & Touche LLP is independent with regard to Infonet within the meaning of the Securities Act and the applicable published rules and regulations thereunder. Infonet will continue to reserve the right to change its independent auditor if deemed appropriate.

Vote Required and Board Recommendation

   The affirmative vote of the holders entitled to cast a majority of the votes represented by the Common Shares present in person or by proxy and entitled to vote at the meeting is required for the ratification. For purposes of the vote on this matter, abstentions will have the same effect as votes against the ratification. If this appointment is not ratified by the stockholders, the Audit and Finance Committee may reconsider its recommendation.

          The Board unanimously recommends a vote "FOR" ratification.

   One or more representatives of Deloitte &Touche LLP are expected to be at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

   In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in our Proxy Statement, they must be received by us at our principal office in El Segundo, California, on or before March 27, 2001.

                            YOUR PROXY IS IMPORTANT
                       WHETHER YOU OWN FEW OR MANY SHARES

           Please date, sign and mail the enclosed Proxy Card today.

                        THE INFONET SERVICES CORPORATION

                            2000 OMNIBUS STOCK PLAN

                       THE INFONET SERVICES CORPORATION
                            2000 OMNIBUS STOCK PLAN

   Infonet Services Corporation, a California corporation (the "Company"), has adopted The Infonet Services Corporation 2000 Omnibus Stock Plan (the "Plan"), effective April 18, 2000 for the benefit of eligible employees, consultants, and non-employee directors of the Company and any Subsidiaries and Affiliates (as defined below).

                                   ARTICLE I

                      GENERAL PROVISIONS AND DEFINITIONS

   Purpose. The purpose of the Plan is to provide a method whereby non-employee directors and selected employees and consultants of Infonet Services Corporation and Affiliates and Subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company. The Plan is also established to help promote the overall financial objectives of the Company's stockholders by promoting those individuals participating in the Plan to achieve long-term growth in stockholder equity.

   Structure of the Plan. The Plan shall be divided into five separate equity programs:

  A. Discretionary Option Grant Program under Article IV;

  B. Restricted Stock Award Program under Article VIII;

  C. Performance Award Program under Article IX; and

  D. Automatic Option Grant Program for non-employee directors under Article
     V.

   Definitions.

   1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

   1.2. Affiliate shall mean any entity other than the Company and its Subsidiaries that is designated by the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of any such entity or at least twenty percent (20%) of the ownership interest in such entity.

   1.3. Award shall mean an Option, a Common Stock award, a Restricted Stock award, a Performance Award, a Dividend Equivalent award, a Deferred Stock award or a Stock Payment award which may be awarded, or granted under the Plan.

   1.4. Award Agreement shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Committee shall determine, consistent with the Plan.

   1.5. Award Limit shall mean 800,000 shares of Common Stock, as adjusted pursuant to Section 11.3(a).

   1.6. Beneficial Ownership (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

   1.7. Board shall mean the Board of Directors of the Company.

   1.8. Business Criteria shall mean any of the following business criteria with respect to the Company or any Subsidiary or Affiliate, as determined by the Committee: EBITDA, revenue, earnings per share.

    1.9. Cause shall mean any commission of acts of dishonesty, disloyalty, or acts substantially detrimental to the welfare of the Company or any Affiliate or Subsidiary, as determined by the Committee.

   1.10. Change in Control shall mean the occurrence of any of the following:

     (a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards granted under the Plan or compensatory options or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 1.10(a), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

     (b) the individuals who, immediately prior to the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (c) the consummation of

       (1) a merger, consolidation or reorganization involving the Company unless:

         (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

         (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

         (C) no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 1.26), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities

    (a transaction described in clauses (A) through (C) above is referred to herein as a "Non-Control Transaction");

       (2) a complete liquidation or dissolution of the Company; or

       (3) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Section 1.10, "Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. Any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

   1.11. Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

   1.12. Committee shall mean the Plan Committee of the Board as described in
Article X.

   1.13. Common Stock shall mean shares of the Class B common stock, $.01 par value per share, of the Company or the common stock of any successor to the Company, which is designated for the purposes of the Plan.

   1.14. Consultant shall mean an independent contractor who performs services for the Company or a Subsidiary or Affiliate in a capacity other than as an Employee or Director.

   1.15. Deferred Stock shall mean a conditional right to receive Common Stock (or a cash payment in lieu thereof) that is not to be distributed to the Holder thereof until the end of a specified deferral period, awarded under Article IX.

   1.16. Director shall mean a member of the Board who is not otherwise an employee of the Company, a Subsidiary or an Affiliate.

   1.17. Disability shall have the same definition as is provided in the Company's employee benefit plans intended to satisfy the requirements of
Section 401(a) of the Code. In the absence of such benefit plans, Disability shall mean a mental or physical injury or illness that entitles the individual to receive benefits under any long-term disability plan of the Company or a Subsidiary of the Company, or if the individual is not covered by such a long-term disability plan, a mental or physical injury or illness that renders the individual totally and permanently incapable of performing his duties for the Company, a Subsidiary or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of: (i) willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of a Disability shall be made by the Committee in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

   1.18. Dividend Equivalent shall mean a right to receive the equivalent value (in cash or Common Stock) of any dividends paid on specified shares of Common Stock in accordance with Section 7.4 and/or Article IX.

   1.19. Effective Date shall mean April 18, 2000.

   1.20. Employee shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any entity that is a Subsidiary or an Affiliate, as the context may require.

   1.21. Exchange Act shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

   1.22. Fair Market Value of a share of Common Stock as of a given date shall mean the closing sales price per share of the Common Stock (or the closing bid price, if no such sales were reported) on the New York Stock Exchange, or such other established stock exchange or national market system on which the Common Stock is listed or traded, as reported in The Wall Street Journal (or, if not so reported, in such other nationally recognized reporting source as the Committee shall select) for the last Trading Day prior to such date. In the event that the foregoing valuation method is not practicable, the Fair Market Value of a share of Common Stock as of a given date shall be determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date, subject to Section 422(c)(7) of the Code. The foregoing to the contrary notwithstanding, the Fair Market Value of a share of Common Stock as of the Effective Date shall be the offering price of the Common Stock in the initial public offering of capital stock of the Company (or, if the class of shares of capital stock of the Company sold in such initial public offering is not Common Stock, the price of the Common Stock determined by the Board based on the price of such class of shares of the Company sold in such initial public offering).

   1.23. Holder shall mean any Employee, Consultant, or Director who has been granted an Award.

   1.24. Incentive Stock Option shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an incentive stock option by the Committee.

   1.25. IPO Date shall mean December 16, 1999, the date of the initial public offering of the Common Stock.

   1.26. Non-Control Acquisition shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Related Entity"), (2) the Company or any Related Entity, or (3) any Person in connection with a Non-Control Transaction.

   1.27. Non-Qualified Stock Option shall mean an Option that is not designated as an Incentive Stock Option by the Committee.

   1.28. Option shall mean a right to purchase Common Stock in accordance with the applicable Award Agreement granted to an Optionee under Article IV or V. An Option granted under the Plan shall be either a Non-Qualified Stock Option or an Incentive Stock Option, as determined by the Committee.

   1.29. Optionee shall mean an Employee, Consultant, or Director granted an Option under the Plan.

   1.30. Performance Award shall mean a cash bonus, stock bonus, or other performance or incentive award that is paid in cash, Common Stock, or a combination of both, that is granted to a Holder under Article IX.

   1.31. Person shall mean "person" as such term is used for purposes of
Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

   1.32. Plan shall mean The Infonet Services Corporation 2000 Omnibus Stock
Plan.

   1.33. Restricted Stock shall mean Common Stock awarded under Article VIII.

   1.34. Retirement shall mean either (a) retirement in accordance with the Company's employee benefit plans intended to satisfy the requirements of
Section 401(a) of the Code entitling the participant to a full pension, or (b) retirement as determined with the consent of the Committee.

   1.35. Rule 16b-3 shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

   1.36. Securities Act shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

   1.37. Stock Payment shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock awarded under Article IX as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including, without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee, Consultant or Director in cash.

   1.38. Subsidiary shall mean any present or future corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   1.39. Termination shall mean the time when an Employee, Consultant, or Director ceases the performance of services for the Company, any Affiliate or Subsidiary for any reason, with or without Cause, including, but not limited to, a termination by resignation, discharge, death, Disability or Retirement, but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of a Holder by the Company, Affiliate or any Subsidiary,
(ii) at the discretion of the Committee, a termination that results in a temporary severance, (iii) at the discretion of the Committee, a termination that is followed by the simultaneous establishment of a consulting relationship by the Company, Affiliate or Subsidiary with the former Employee or Director, and (iv) at the discretion of the Committee, a termination that is immediately followed by the Holder's service as a Director.

  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination, including, but not limited to, questions of whether a Termination resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an Employee to a Consultant or other change in the employee-employer relationship shall constitute a Termination if, and to the extent that, such leave of absence, change in status or other change interrupts employment for purposes of
  Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under that Code Section. Notwithstanding any other provision of the Plan, the Company, Affiliate or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

   1.40. Trading Day shall mean a day on which national stock exchanges are open for trading.

   1.41. Voting Securities shall mean all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

   2.1. Shares Subject to Plan.

     (a) The shares of stock subject to Awards shall be shares of Common Stock. The aggregate number of such shares that may be issued upon exercise of Options or with respect to other Awards shall not exceed 6,000,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of Options or with respect to other Awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares that may be subject to all Awards granted under the Plan to any Employee in any calendar year shall not exceed the Award Limit, before any adjustments described in Section 2.2 (regardless of when such shares are deliverable). To the extent required by
  Section 162(m) of the Code, shares of Common Stock subject to Options which are canceled shall continue to be counted against such maximum number of shares, and, if, after the grant of an Option, the exercise or purchase price of shares subject to such Option is reduced and the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted shall be counted against such maximum number of shares.

   2.2. Add-Back of Options and Other Rights. If any shares of Common Stock that have been covered by an outstanding Option cease to be subject to such Option prior to the purchase of such shares upon the exercise of such Option, or if any shares of Common Stock that are subject to any award of Restricted Stock or other Awards granted under the Plan are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such Award otherwise terminates without payment being made to the Holder in the form of Common Stock or otherwise, such shares shall again be available for distribution in connection with future Awards under the Plan, subject to the limitations of Section 2.1.

  Shares of Common Stock that are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan in payment of the purchase price thereof, as defined under Section 6.1, or tax withholding thereon, may again be awarded hereunder, subject to the limitations of
  Section 2.1. If any share of Restricted Stock is forfeited by the Holder or repurchased by the Company pursuant to Section 8.5, such share may again be awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the foregoing provisions of this Section 2.2, no shares of Common Stock previously covered by an Award may again be awarded as an Incentive Stock Option if such action would cause such Incentive Stock Option to fail to meet the requirements of Section 422 of the Code.

                                  ARTICLE III

                               GRANTING OF AWARDS

   3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described under Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall be so designated and shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

   3.2. Consideration. In consideration of the granting of an Award under the Plan, the Award Agreement may provide that the Company may require the Holder to remain in the employ of, or in service with, the Company, Affiliate or any Subsidiary for a period of at least one year (or such shorter period, if any, as may be fixed in the Award Agreement or by action of the Committee following grant of the Award) after the Award is granted.

   3.3. Award Agreements Under Which Common Stock is Issuable. The terms and conditions of each Award shall be set forth in the Award Agreement. The individual terms, conditions, restrictions, and limitations contained in any Award Agreements (and any modifications to such Award Agreements that may be made from time to time) shall be in the sole discretion of the Committee, subject only to the requirements of the Plan.

   3.4. At-Will Employment and Service. Nothing in the Plan or Award Agreements shall create a right on behalf of any Employee or Consultant, to continuation of employment by, or service with, the Company, Affiliate or any Subsidiary, or as a Director for the Company, Affiliate or any Subsidiary. Further, nothing in the Plan or Award Agreements shall be deemed to interfere in any way with the Company's employment at will (or service at will, as the case may be) relationship with any Employee or Consultant, and/or interfere in any way with the Company's or a Subsidiary's or Affiliate's right to terminate its relationship with, or discharge, a Holder at any time or for any or no reason, except to the extent provided otherwise in any separate written agreement between the Holder and the Company or such Affiliate or Subsidiary.

                                  ARTICLE IV

                      DISCRETIONARY OPTION GRANT PROGRAM
                            GRANTING OF OPTIONS TO
                           EMPLOYEES AND CONSULTANTS

   4.1. Eligibility. Any Employee or Consultant shall be eligible to be selected by the Committee pursuant to Section 4.2(a)(i) to be granted an Option. Options may be granted alone, in addition to, or in tandem with other Awards under the Plan. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve.

   4.2. Granting of Options to Employees and Consultants.

     (a) The Committee shall, from time to time, in its discretion and subject to the applicable limitations of the Plan:

       (i) Determine which Employees and Consultants (including Employees and Consultants who have previously received Awards under the Plan) in the Committee's opinion should be granted Options;

       (ii) Subject to Section 2.1(b), determine the number of shares to be subject to each Option;

       (iii) Determine whether an Option is to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that no Incentive Stock Option shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option;

       (iv) Determine whether Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code;

       (v) Determine the terms and conditions of Options, consistent with the Plan, including, but not limited to, the price per share, restrictions or limitations on exercise, vesting, acceleration or waiver of forfeiture restrictions regarding any Option, and to amend or waive any such terms and conditions;

       (vi) Determine whether and in what circumstances an Option may be settled in cash or Restricted Stock under Article VIII in lieu of Common Stock; and

       (vii) Determine whether, to what extent, and under what circumstances Options and/or other Awards under the Plan are to be, and operate, in tandem.

     (b) Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an incentive stock option under Section 422 of the Code.

   4.3. Remaining Terms. The remaining terms of each option granted under the Discretionary Option Grant Program shall be in accordance with Articles VI and
VII. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof that does not so qualify, shall constitute a separate Non-Qualified Stock Option.

   4.4. Options in Lieu Of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses that would otherwise be payable to such Employees and Consultants, pursuant to such written policies that may be adopted by the Committee from time to time.

   4.5. Substitute Options. In the event that a transaction described in
Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another corporation that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding
Section 6.1, shall determine the Option exercise price and other terms and conditions of such substitute Options.

                                   ARTICLE V

                         AUTOMATIC OPTION GRANT PROGRAM
                        GRANTING OF OPTIONS TO DIRECTORS

   5.1 Eligibility. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become Directors after the IPO Date, whether through appointment by the Board or election by the Company's shareholders, and (ii) those individuals who continue to serve as Directors at one or more annual meetings of the Company's shareholders held after the IPO Date.

   5.2 Granting of Options to Directors. Option grants shall be made on the dates specified below:

     (a) Initial Grants. Each individual who is first elected or appointed as a Director at any time after the IPO Date shall be granted, on the date of such initial election or appointment, one (1) Non-Qualified Stock Option to purchase the number of shares of Common Stock determined by the Committee in its discretion.

     (b) Annual Grant. On the date of each annual meeting of the Company's shareholders, beginning with the 2001 annual shareholders meeting, each individual who continues to serve as a Director following such annual meeting, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a Non-Qualified Stock Option to purchase 15,000 shares of Common Stock. There shall be no limit on the number of Annual Grants any one Director may receive over his period of Board service, and Directors who have previously been in the employ of the Company or any Subsidiary or Affiliate shall be eligible to receive one or more such Annual Grants over their period of continued Board service, subject in any case to Section 2.1(a).

   5.3 Remaining Terms and Provisions. The remaining terms and provisions of each Option granted under the Automatic Option Grant Program shall be in accordance with Articles VI and VII.

                                   ARTICLE VI

                                TERMS OF OPTIONS

   6.1. Exercise Price. The price per share of the shares subject to each Option granted to Employees, Consultants and Directors shall be determined by the Committee and set forth in the Award Agreement; however, (i) such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable law, and (ii) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation of the Company (within the meaning of Section 424(e) of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

   6.2. Option Term. The term of an Option granted to an Employee, Consultant or Director shall be set by the Committee in its discretion. However, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation of the Company (within the meaning of Section 424(e) of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of the Optionee, or amend any other term or condition of such Option relating to such Termination.

   6.3. Option Vesting.

     (a) Each Option shall be exercisable in whole or in such installments, at such times, during such periods, and under such conditions, as the Committee shall determine, in accordance with the Plan, at the time such Option is granted, and set forth in the applicable Award Agreement. The Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. No portion of an Option granted to an Employee, Consultant, or Director that is not exercisable at Termination of such Holder shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option. The Committee may, at its discretion, provide for an acceleration of an Optionee's right to exercise his Option subsequent to his Termination without Cause or because of the Optionee's Retirement, death or Disability, or otherwise. In addition, at any time after grant of an Option, the Committee may, in its discretion, accelerate the period during which an Option granted to an Employee, Consultant, or Director becomes exercisable.

     (b) To the extent that the aggregate Fair Market Value of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary or parent corporation of the Company (within the meaning of Section 424(e) of the Code)) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 6.3(b), the Fair Market Value of Common Stock shall be determined as of the time the Option with respect to such stock is granted.

                                  ARTICLE VII

                              EXERCISE OF OPTIONS

   7.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

   7.2. Manner of Exercise. All or a portion of an Optionee's exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or the Secretary's office:

     (a) a written notice, signed by the Optionee or other person then entitled to exercise the Option, stating that the Option is exercised and specifying the number of shares of Common Stock to be purchased, and otherwise in compliance with the applicable rules established by the Committee;

     (b) such representations and documents as the Committee, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other Federal or state securities laws or regulations (the Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents, and registrars);

     (c) in the event that the Option shall be exercised pursuant to Section
  11.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option;

     (d) full cash payment to the Secretary of the Company for the aggregate purchase price of the shares of Common Stock with respect to which such Option is exercised; however, the Committee may in its discretion, as set forth in the applicable Award Agreement, subject to such terms, conditions and limitations as the Committee may prescribe, allow payment through: (i) the delivery of shares of the Common Stock which have been owned by the Optionee or by the Optionee and his spouse jointly for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to such purchase price; (ii) the delivery of a full recourse promissory note that complies with the provisions of Section 8.2(b) in the principal amount of such purchase price; (iii) a "cashless exercise" program established by the Committee; (iv) any other consideration approved by the Committee and permitted by applicable law; or
  (v) any combination of the foregoing forms of consideration with an aggregate Fair Market Value equal to such purchase price;

     (e) payment in full of any applicable taxes in accordance with Section 11.4; and

     (f) any other documentation required by the Committee and the Award Agreement is executed as required by the Committee.

   7.3. Rights as Stockholders/Dividend Equivalents. An Optionee shall not be, nor have any of the rights or privileges of, stockholders of the Company (including, without limitation, voting or dividend rights) with respect to any shares of Common Stock covered by his Option unless and until the Optionee properly exercised such Option in accordance with Section 7.2, and the other terms and conditions of the Plan, including, without limitation, the applicable conditions of Sections 11.6 and 11.9, and the applicable Award Agreement have been satisfied. Notwithstanding the foregoing, any Optionee selected by the Committee may be granted Dividend Equivalents, in accordance with Article IX, based on any dividends declared with respect to the number shares of Common Stock that may be purchased under such Option, to be credited as of dividend payment dates, during the period between the date such Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee.

   7.4. Ownership and Transfer Restrictions. The Committee, in its discretion, may impose such restrictions on the ownership and transferability of the Common Stock purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Optionee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of section 424(h) of the Code) such Option to such Optionee or (ii) one year after the transfer of such shares to such Optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of any such Option refer to such requirement to give prompt notice of disposition.

   7.5. Exercise Upon Termination. An Option may be exercised only if at all times during the period beginning with the date of granting of such Option and ending on the date of such exercise the Optionee is an Employee, Consultant or Director and shall terminate upon a Termination of the Optionee. Notwithstanding the immediately foregoing sentence, an Option may be exercised following Termination as provided below in this Section 7.5, unless otherwise provided in the Award Agreement.

     (a) In the event an Optionee ceases to be an Employee, Director, or Consultant because of Retirement, the Optionee shall have the right to exercise his Option at any time within three (3) months after Retirement.

     (b) In the event an Optionee ceases to be an Employee, Director or Consultant due to Disability, the Option held by the Optionee may be exercised at any time within one (1) year after such Termination.

     (c) In the event an Optionee ceases to be an Employee, Director or Consultant due to Termination for Cause, all Options, whether or not then vested or exercisable, held by such Optionee shall automatically terminate immediately and become void and of no effect.

     (d) In the event an Optionee's employment with or rendering of services as a Director or Consultant to the Company or any Affiliate or Subsidiary ceases for other than those described in subsections (a), (b) or (c) immediately above, his Option shall terminate and become void and of no effect on the 30th day following such Termination.

     (e) In the event an Optionee dies either while an Employee, Director or Consultant or after Termination under circumstances described in subsections (a), (b) or (d) immediately above within the three-month, one-year or 30-day period described therein (or shorter period, if applicable), any Options held by such Optionee may be exercised at any time within one
  (1) year after the Optionee's death by the Optionee's beneficiary or the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, in accordance with Section 11.1.

   Subsections (a), (b), (d) and (e) of this Section 7.5 shall be subject to the condition that in no event may an Option be exercised after the expiration date of such Option specified in the applicable Award Agreement.

                                  ARTICLE VIII

                  AWARDS OF COMMON STOCK AND RESTRICTED STOCK

   8.1. Eligibility. Subject to Section 2.1(b), Common Stock or Restricted Stock may be awarded to any Employee, Consultant, or Director who the Committee determines should receive such an Award.

   8.2. Award of Common Stock or Restricted Stock

     (a) The Committee may from time to time, in its discretion, consistent with the Plan determine:

        (i) which Employees, Consultants, and Directors (including Employees, Consultants, and Directors who have previously received other Awards under the Plan) should be awarded Common Stock or Restricted Stock;

         (ii) the specific performance goals or other vesting provisions described in Section 8.4 and other terms and conditions that shall apply to each Award of Restricted Stock or Common Stock;

          (iii) the form of the Award Agreement and/or any other agreements under which the sale or transfer of, or other rights to, the Common Stock or Restricted Stock may be restricted; and

         (iv) whether shares of Common Stock or Restricted Stock may be issued alone, in addition to, or in tandem with, other Awards granted under the Plan.

     (b) The Committee shall establish the purchase price, if any, and form of payment, to be paid by an Employee, Director or Consultant in exchange for his Award of Common Stock or Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased unless otherwise determined by the Committee, if not inconsistent with applicable law. In all cases legal consideration, which may include the performance of services (other than future services), shall be required for each issuance of Common Stock and Restricted Stock. Such legal consideration may include a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee. The Committee shall prescribe the form of such note. The Committee shall have the authority to permit or require a Holder to secure any such promissory note with shares of Common Stock or with other collateral, as acceptable to the Committee. Unless otherwise provided by the Committee, if the Company is at any time subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any such promissory note shall comply with such regulations, and the Committee may require the obligor to pay unpaid principal and any accrued interest on such promissory note to the extent necessary to comply with such regulations. The Committee may require a Holder to substitute for Common Stock other collateral for any such loan or extension of credit which is acceptable to the Committee. In no case may legal consideration received by the Company for any Award include a promissory note or a loan by the Company to the extent such loan or other extension of credit is prohibited by applicable law or regulation or contravenes any of the Company's contractual arrangements.

     (c) Upon the selection of an Employee, Consultant, or Director to be granted an Award of Common Stock or Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Common Stock or Restricted Stock. Each Holder receiving a Common Stock or Restricted Stock Award shall be issued a stock certificate evidencing such shares registered in the name of such Holder. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Holder's ownership of Restricted Stock prior to lapse of the restrictions set forth in the Award Agreement shall, in lieu of certificates, be evidenced by a "book entry" (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of such Holder. Such records of the Company or such agent shall, absent manifest error, be binding on all Holders of Restricted Stock. The holding of shares of Restricted Stock by the Company or its agent, in accordance with Section 8.7, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this paragraph (c) of Section 8.2, shall not affect the rights of Holders as owners of their shares of Restricted Stock, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan.

     (d) The provisions of the Common Stock or Restricted Stock Award need not be the same with respect to each Holder. In addition, any Common Stock or Restricted Stock Award must be accepted by the Holder within a period of sixty (60) days (or a shorter period as determined by the Committee at grant) after the Award date, by executing the Common Stock or Restricted Stock Award Agreement and paying the applicable purchase price.

   8.3. Rights as Stockholders. A Holder of shares of Restricted Stock shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to such shares, including the right to receive all dividends and other distributions paid or made with respect to such shares, subject to Section 8.4 and the restrictions in his Award Agreement. In the event of any adjustment as provided in Section 12.3 or any stock or securities are received as a dividend on shares of Restricted Stock, any new or additional shares or securities received by the Holder of such Restricted Stock shall be subject to the same terms and restrictions as relate to the original shares of Restricted Stock.

   8.4. Restriction. All shares of Common Stock and Restricted Stock issued under the Plan shall be subject to such restrictions as the Committee shall provide and set forth in the applicable Award Agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions, including a risk of forfeiture, based on duration of employment with the Company or any Subsidiary or Affiliate, or pre-established performance goals based on Business Criteria or individual performance. Such Common Stock or Restricted Stock may not be transferred, sold, assigned or encumbered until all such restrictions terminate or expire. A Holder's rights in his unvested shares of Common Stock or Restricted Stock shall lapse upon Termination or other failure to satisfy any vesting conditions set forth in the applicable Award Agreement and such shares shall be forfeited and revert to the Company, subject to Section 8.5 if consideration was paid by such Holder upon issuance of such shares. The Committee may, however, in its discretion, provide (either by the terms of the applicable Award Agreement or otherwise) that such rights shall not lapse, in whole or in part, in the event of a Termination without Cause or due to the Holder's Retirement, death or Disability or in the event of a Change in Control or, in cases of special circumstances, where the Committee determines in its discretion that forfeiture of all or any part of a Holder's shares of Restricted Stock or Common Stock would not be in the best interests of the Company. Upon expiration or termination of the restrictions applicable to a Holder's shares of Restricted Stock, pursuant to the applicable Award Agreement and the Plan, the Company shall, subject to Sections 8.8, 12.6 and 12.9, then deliver certificates evidencing such shares to such Holder.

   8.5. Repurchase of Restricted Stock. The Committee may provide in the terms of each individual Award Agreement that the Company or its designee shall have the right to repurchase from a Holder the Common Stock or Restricted Stock then subject to restrictions under his Award Agreement immediately upon a Termination or other failure to satisfy any vesting conditions set forth in the applicable Award Agreement, at a price per share or by such formula as set forth in the Award Agreement or to be determined in good faith by the Committee at the time of the repurchase.

   8.6. Required Agreements. At the Committee's discretion, as a condition to the receipt of Common Stock or Restricted Stock, the Holder may be required to enter into agreements under which the sale or transfer of the Common Stock issuable under the Award is restricted. Such agreements shall be in such form as determined by the Committee.

   8.7. Escrow. The Committee may require a Holder who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer endorsed in blank by the recipient, with the Company or its agent. Unvested shares covered by such a Restricted Stock Award may, in the Committee's discretion, be held in escrow by the Company or its agent until the Holder's interest in such shares vests or other restrictions and conditions lapse.

   8.8. Legend. Shares of Common Stock or Restricted Stock awarded under the Plan, including shares as to which the applicable restrictions have lapsed, shall be subject to such other transfer restrictions and/or legending requirements that are imposed by the Committee and may be specified in the applicable Award Agreement.

   8.9. Section 83(b) Election. If a Holder of Restricted Stock makes an election under Section 83 (b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Holder would otherwise be taxable under Section 83(a) of the Code, such Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Such election shall be in the sole discretion of any such Holder. None of the Company, any Affiliate nor any Subsidiary shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

   8.10. Performance-based compensation. Notwithstanding any other provision of the Plan to the contrary, to the extent that vesting of any Restricted Stock Award is based on the achievement of pre-established performance goals based on Business Criteria, the restrictions applicable to such Restricted Stock shall not lapse unless and until the Committee certifies in writing that the applicable performance goals and any other material terms were in fact satisfied, except as otherwise provided by the Committee in accordance with the Plan in the case of Termination of the Holder due to death or Disability or in the event of a Change in Control.

                                   ARTICLE IX

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

   9.1. Eligibility. Subject to Section 2.1(b), one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee or any Consultant or Director whom the Committee determines should receive such an Award.

   9.2. Performance Awards. The value of Performance Awards may be based on the achievement of any one or more pre-established performance goals based on Business Criteria or other conditions determined appropriate by the Committee, in each case as of a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Employee, Consultant or Director. The other terms and conditions of Performance Awards shall be determined by the Committee in accordance with the Plan.

   9.3. Dividend Equivalents. Any Employee, Consultant or Director selected by the Committee may be granted Dividend Equivalents based on any dividends declared on a specified number of shares of Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Deferred Stock Award or Performance Award is granted and the date such Option, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations, and distributed, and be subject to such other terms and conditions as may be determined by the Committee in accordance with the Plan.

   9.4. Stock Payments. Any Employee, Consultant, or Director selected by the Committee may receive Stock Payments in any manner determined by the Committee in accordance with the Plan. Stock Payments may be based on the achievement of any one or more pre-established performance goals based on Business Criteria or other conditions determined appropriate by the Committee, in each case as of the date such Stock Payment is made or as of any other date or over any period or periods determined by the Committee.

   9.5. Deferred Stock. Any Employee, Consultant, or Director selected by the Committee may be granted an Award of Deferred Stock in any manner determined from time to time by the Committee in accordance with the Plan. The number of shares of Common Stock covered by, and the deferral period of, any Deferred Stock Award shall be determined by the Committee. Common Stock underlying a Deferred Stock Award will be subject to forfeiture, and will not be issued, unless and to the extent that the applicable deferral period has ended and the Deferred Stock has vested. Vesting and payment of Deferred Stock shall be based on the achievement of any one or more pre-established performance goals based on Business Criteria or other conditions determined appropriate by the Committee, in each case as of a specified date or dates or over any period or periods determined by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights of a stockholder with respect to any shares of Common Stock underlying his Deferred Stock Award until any such shares have been issued to such Holder.

   9.6. Term. The term of a Performance Award, Dividend Equivalent Award, Awards of Deferred Stock and/or Stock Payment shall be determined by the Committee, in its discretion, and set forth in the Award Agreement.

   9.7. Purchase Price. The Committee may, in its discretion, establish and state in the applicable Award Agreement the purchase price, if any, of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment, provided that any such Award must have a purchase price per share at least equal to the par value of a share of Common Stock to the extent required by applicable law.

   9.8. Exercise and Payment Upon Termination or in the event of a Change in Control. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid only if at all times during the period beginning with the date of granting of any such Award and ending on the date of such exercise or payment the Holder is an Employee, Consultant, or Director, as the case may be, provided that the Committee in its discretion may provide that any such Award may be exercised or paid following a Termination of the Holder thereof without Cause or due to the Holder's Retirement, death or Disability, in the event of a Change in Control, or, in cases of special circumstances, the Committee determines in its discretion that forfeiture of all or any part of any such Award would not be in the best interests of the Company.

   9.9. Other Terms. The Committee shall determine and set forth in the applicable Award Agreement the terms and conditions of any Performance Award, Dividend Equivalent, Stock Payment and Deferred Stock Award, which shall be in accordance with this Article IX and the remaining terms and conditions of the Plan. Notwithstanding any other provision of the Plan to the contrary, to the extent that the vesting or payment of any Performance Award, Stock Payment or Deferred Stock Award is based on the achievement of pre-established performance goals based on Business Criteria, payment of compensation in respect of any such Award shall not be made unless and until the Committee certifies in writing that the applicable performance goals and any other material terms were in fact satisfied, except as otherwise provided by the Committee in accordance with the Plan in the case of Termination of the Holder due to death or Disability or in the event of a Change in Control.

   9.10. Manner of Payment. Payment of any amount in respect of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be made in cash, in Common Stock (based on its Fair Market Value as of the date the Award is exercised or paid, rounded down to the nearest whole number of shares of Common Stock, with any fractional shares paid in cash) or a combination of both as determined by the Committee. To the extent any payment under this Article IX is effected in Common Stock, it shall be made subject to satisfaction of all applicable provisions of Sections 11.6 and 11.9.

                                   ARTICLE X

                                 ADMINISTRATION

   10.1. Committee. The Plan shall be administered by a committee that is composed of members of the Board and who are appointed by the Board. The Committee shall consist of no fewer than two (2) members. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to any matters which under any applicable law, regulation or rule are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

   10.2. Authority of the Committee. The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 10.1, or the other authorities specifically vested in the Committee pursuant to the other provisions of the Plan, the Committee shall have full and exclusive discretionary authority, subject to the express provisions of the Plan, to determine eligibility for participation in the Plan; interpret and construe any and all terms and provisions of the Plan and any Awards and Award Agreements; adopt, alter and repeal rules, guidelines, practices and regulations for administering and governing the Plan; adjudicate and determine all disputes arising under or in connection with the Plan; permit the transfer of an Award to, or the exercise of an Award by, one other than the Holder who received the grant of such Award (other than any such transfer or exercise that would cause any Incentive Stock Option to fail to qualify as an "incentive stock option" under Section 422 of the Code, unless the Committee determines otherwise); establish and administer any performance goals in connection with any Awards, including the Business Criteria on which such performance goals are based and the applicable measurement dates or periods, and certify whether, and to what extent, any such performance goals have been met; and otherwise supervise administration of the Plan and to make all other determinations necessary or advisable for such administration of the Plan. Decisions, actions and determinations by the Committee with respect to the Plan or any Award Agreement shall be final, conclusive and binding on all parties. Except to the extent prohibited by applicable law or the rules of a stock exchange, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any member or members of the management of the Company, and revoke any such delegation. Awards need not be the same with respect to each Holder. Any interpretations and rules issued by the Committee with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

   10.3. Appointment. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies caused on the Committee. The Committee may select one member as its Chair and shall hold its meetings at such times and places as it shall deem advisable. It may also hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent that the Committee determines to be desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

   11.1. Transfer. Except as otherwise provided by this Section 11.1, or by the Committee, an Award shall by its terms be personal and may not be sold, pledged, assigned, transferred, encumbered or otherwise alienated or hypothecated in any manner other than by will or the laws of descent and distribution, except in the case of any awards of Restricted Stock or Common Stock Awards that, by their terms, are fully vested. During the lifetime of the Holder, only he may exercise an Option (or, if applicable, other Award), or any portion thereof, granted to him under the Plan. An Award Agreement may permit the exercise and payment of a Holder's Option (or other Award, if applicable) after his death by or to the beneficiary most recently named by such Holder in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Holder by will or by the laws of descent and distribution. In the event any Award is exercised by, or to be paid to, the executors, administrators, heirs or distributees of the estate of a deceased Holder, or such a Holder's beneficiary, or the transferee of an Award, in any such case pursuant to the terms and conditions of the Plan and the applicable Award Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Common Stock, or make any payment, thereunder unless and until the Committee is satisfied that the person or persons exercising such Award, or to receive such payment, is the duly appointed legal representative of the deceased Holder's estate or the proper legatee or distributee thereof or the named beneficiary of such Holder, or the valid transferee of such Holder, as applicable.

   11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time, with or without prior notice, by the Board; provided, however, no such amendment, modification, suspension or termination shall be made which would impair the previously accrued rights of any Holder of an Award theretofore granted without his written consent, or which, without obtaining approval of the Company's stockholders given within twelve months before or after such action by the Board (where such approval is necessary to satisfy (i) any requirements under the Code relating to Incentive Stock Options or for exemption from Section 162(m) of the Code or (ii) any applicable law, regulation or rule), would

     (a) except as is provided in Section 11.3, increase the limits in
  Section 2.1 on the maximum number of shares which may be issued under the Plan or which may be subject to Awards granted to any Employee;

     (b) except as is provided in Section 11.3, decrease the minimum option exercise price requirements of Section 6.1;

     (c) change the class of persons eligible to receive Awards under the Plan; or

     (d) extend the duration of the Plan during which Incentive Stock Options may be granted under the Plan or the period during which Incentive Stock Options may be exercised under Section 6.2.

No termination of the Plan shall affect the previously accrued rights of any Holder under the Plan and all Awards previously granted under the Plan shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Award Agreement. No Awards may be granted or awarded during any period of suspension or after termination of the Plan (however Awards theretofore granted may extend beyond any such termination), and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

     (1) the expiration of ten (10) years from the date the Plan is adopted by the Board; and

     (2) the expiration of ten (10) years from the date the Plan is approved by the Company's stockholders.

The Committee may amend the terms of any Award theretofore granted, including any Award Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Holder without his written consent.

   11.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, Change in Control and other Corporate Events.

     (a) Subject to any required action by the shareholders of the Company, upon changes in the outstanding Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or exchange of shares, merger, recapitalization, consolidation, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), reorganization, reclassification, or increase or decrease in the number of shares of capital stock of the Company effected without receipt of full consideration therefor; liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or other similar corporate transaction or event, then the Committee shall appropriately adjust, in its discretion, any or all of the following to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award or to otherwise reflect any such change:

       (i) the aggregate number, class and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1(a) and (b));

       (ii) the number, class and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and the number and kind of shares of outstanding Restricted Stock or Deferred Stock Awards; and

       (iii) the grant or purchase price with respect to any Award.

  Any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower number of shares with appropriate payment for such fractional shares as shall be reasonably determined by the Committee. Notice of any such adjustment shall be given by the Committee to each Holder whose Award has been adjusted and such adjustment, whether or not such notice has been given, shall be effective and binding for all purposes of the Plan.

     (b) In the event of any Change in Control, the Committee may, in its discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions, either by the terms of the Award Agreement applicable to any Award or by a resolution adopted prior to the occurrence of the Change in Control:

       (i) to provide that any outstanding Award shall be exercisable as to all or any part of the shares covered thereby, notwithstanding anything to the contrary in Section 6.3 or the provisions of such Award;

       (ii) to provide that the restrictions imposed under an Award Agreement upon some or all shares of any outstanding Restricted Stock or Deferred Stock Award may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 8.5 or forfeiture under
    Section 8.4;

       (iii) to provide that any outstanding Award shall be adjusted by substituting for Common Stock subject to such Award stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price (as applicable) shall remain the same and the amount of shares or other securities subject to the Award shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Holder if such Award had been exercised, or had become vested, in full (or with respect to a portion of such Award, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Holder exchanged all of such shares in the transaction; or

       (iv) to provide that any outstanding Award shall be converted into a right to receive cash or Common Stock on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Common Stock, or, if higher, the highest Fair Market Value of the Common Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise or purchase price of such Award (if any), multiplied by the number of shares of Common Stock subject to such Award, or a portion thereof.

     (c) The Committee may, in its discretion, provide that an Award cannot be exercised or paid after a Change in Control, to the extent that such Award becomes subject to any acceleration, adjustment or conversion in accordance with paragraph (b) of this Section 11.3.

                          INFONET SERVICES CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                          INFONET SERVICES CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                 ESTABLISHMENT

   1.01 Purpose

   The Infonet Services Corporation 2000 Employee Stock Purchase Plan (the "Plan") is hereby established by Infonet Services Corporation (the "Company"), the purpose of which is to provide a method whereby employees of the Company or any Designated Subsidiary (as defined herein), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Plan is also established to help promote the overall financial objectives of the Company's stockholders by promoting those persons participating in the Plan to achieve long-term growth in stockholder equity. The Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code and the underlying Income Tax Regulations ("Regs").

                                   ARTICLE II

                                  DEFINITIONS

   The following words and phrases, as used herein, shall have the meanings indicated unless the context clearly indicates to the contrary:

   2.01 Account shall mean the bookkeeping account established on behalf of a Participant to which is credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock, or withdrawals, pursuant to the Plan. Such Account shall remain unfunded as described in Section 8.11 of the Plan.

   2.02 Affiliate shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. Any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

   2.03 Agreement shall mean, either individually or collectively, any subscription, enrollment and/or withholding agreement, in the form prescribed by the Committee, entered into pursuant to the Plan between the Company or a Designated Subsidiary and a Participant. Such Agreement shall be an authorization for the Company or a Designated Subsidiary to withhold amounts from such Participant's Compensation, at the Contribution Rate specified in the Agreement, to be applied to purchase Common Stock.

   2.04 Beneficial Ownership (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

   2.05 Beneficiary shall mean the individual specified by a Participant in his or her most recent written designation that is filed with the Committee to receive any benefits under the Plan in the event of such Participant's death, in accordance with Section 8.01.

   2.06 Board shall mean the Board of Directors of the Company

   2.07 Change in Control shall mean the occurrence of any of the following:

     (a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards granted under the Plan or compensatory options or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.07(a), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

     (b) the individuals who, immediately prior to the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (c) the consummation of:

       (1) a merger, consolidation or reorganization involving the Company unless:

         (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

         (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

         (C) no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 2.20), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities

      (a transaction described in clauses (A) through (C) above is referred to herein as a "Non-Control Transaction");

       (2) a complete liquidation or dissolution of the Company; or

       (3) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

   Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur.

   2.08 Commission shall mean the Securities and Exchange Commission or any successor entity or agency.

   2.09 Committee shall mean the Plan Committee of the Board as described in
Article VII.

   2.10 Compensation shall mean, for the relevant period, (a) the total compensation paid in cash to a Participant by the Company and/or a Designated Subsidiary, including salaries, wages, commissions, overtime pay, shift premiums, bonuses, and incentive compensation, plus (b) any pre-tax contributions made by a Participant under Section 401(k) or 125 of the Code. Compensation shall exclude non-cash items, moving or relocation allowances, geographic hardship pay, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance or notice pay, fringe benefits, contributions (except as provided in clause (b) of the immediately preceding sentence) or benefits received under employee benefit or deferred compensation plans or arrangements, income attributable to stock options and similar items.

   2.11 Common Stock shall mean shares of Class B common stock, $.01 par value per share, of the Company or the common stock of any successor to the Company, which is designated for the purposes of the Plan.

   2.12 Contribution Rate shall be that rate of contribution of Compensation to the Plan stated in the Agreement, subject to determination in accordance with Article IV.

   2.13 Designated Subsidiary shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

   2.14 Effective Date shall mean the date on which the initial registered public offering of Common Stock (or any class of the Company's stock into which Common Stock may be converted upon any public offering) is declared effective under the Securities Act.

   2.15 Eligible Employee shall mean any individual who is employed on a full-time or part-time basis by the Company or a Designated Subsidiary on an Enrollment Date, except that the Committee in its sole discretion may exclude:

     (i) employees whose customary employment is not more than 20 hours per week;

     (ii) employees whose customary employment is for not more than five months in any calendar year; and

     (iii) employees who are considered to be a highly compensated employee of the Company or Designated Subsidiary within the meaning of Section 414(q) of the Code.

   As of the Effective Date, and unless and until the Committee determines otherwise, only those employees described in Section 2.15(i) and (ii) are excluded from the class of Eligible Employees.

   2.16 Enrollment Date shall mean the first day of each Offering Period.

   2.17 Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

   2.18 Exercise Date shall mean the last day of each Offering Period.

   2.19 Fair Market Value of a share of Common Stock as of a given date shall mean the closing sales price per share of the Common Stock (or the closing bid price, if no such sales were reported) on the New York Stock Exchange, or such other established stock exchange or national market system on which the Common Stock is listed or traded, as reported in The Wall Street Journal (or, if not so reported, in such other nationally recognized reporting source as the Committee shall select) for the last Trading Day prior to such date. In the event that the foregoing valuation method is not practicable, the Fair Market Value of a share of Common Stock as of a given date shall be determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date, subject to Section 422(c)(7) of the Code. The foregoing to the contrary notwithstanding, the Fair Market Value of a share of Common Stock as of the Effective Date shall be the offering price of the Common Stock in the initial public offering of capital stock of the Company (or, if the class of shares of capital stock of the Company sold in such initial public offering is not Common Stock, the price of the Common Stock determined by the Board based on the price of such class of shares of the Company sold in such initial public offering).

   2.20 Non-Control Acquisition shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Related Entity"), (2) the Company or any Related Entity, or (3) any Person in connection with a Non-Control Transaction.

   2.21 Offering Period shall mean a period as determined by the Committee during which a Participant's Option may be exercised and the accumulated value of the Participant's Account may be applied to purchase Common Stock. Unless otherwise specified by the Committee, the initial Offering Period will begin on the Effective Date and end on the last Trading Day on or before December 31st of the same calendar year. Thereafter, each successive Offering Period shall consist of two six-month periods commencing on the first Trading Day on or after January 1st and July 1st of each calendar year and ending on the last Trading Day on or before June 30th and December 31st, respectively, of such year. The duration of Offering Periods may be changed by the Committee or the Board pursuant to Section 3.06 or 5.04.

   2.22 Option shall mean the right to purchase the number of shares of Common Stock specified in accordance with the Plan at a price and for a term fixed in accordance with the Plan, and subject to such other limitations and restrictions as may be imposed by the Plan or the Committee in accordance with the Plan.

   2.23 Option Price shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or Exercise Date, whichever is lower.

   2.24 Participant shall mean an Eligible Employee who satisfies the eligibility conditions of Article III, and to whom an Option has been granted by the Committee under the Plan.

   2.25 Person shall mean "person" as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

   2.26 Plan Year shall mean the period of twelve (12) or fewer consecutive months commencing on the Effective Date and ending on December 31st of the same calendar year, and the twelve (12) consecutive month period ending the last day of each December of each calendar year thereafter. The Committee may at any time designate another period as the Plan Year.

   2.27 Reserves shall mean the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under an Option.

   2.28 Securities Act shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

   2.29 Subsidiary shall mean any present or future corporation, domestic or foreign, which is or would be a "subsidiary corporation," as defined under
Section 424(f) of the Code, of the Company.

   2.30 Trading Day shall mean a day on which national stock exchanges are open for trading.

   2.31 Voting Securities shall mean all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

   3.01 Initial Eligibility

   Any individual who is otherwise an Eligible Employee and who is employed with the Company or a Designated Subsidiary on the Effective Date or becomes employed with the Company or a Designated Subsidiary after the Effective Date and is otherwise an Eligible Employee, may participate in the Plan immediately beginning with the first Offering Period that occurs concurrent with or next following either the Effective Date or that individual's initial date of such employment.

   3.02 Leave of Absence

   For purposes of the Plan, an individual's employment relationship is still considered to be continuing intact while such individual is on sick leave, or other leave of absence approved by the Committee or the Company's Human Resources Department; provided, however, that if the period of leave of absence exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

   3.03 Eligibility Restrictions

   Notwithstanding any provisions of the Plan to the contrary, no employee of the Company or a Designated Subsidiary shall be granted an Option under the
Plan:

     (a) if, immediately after the Option is granted, applying the rules under Section 424(d) of the Code to determine Common Stock ownership, such employee would own, immediately after the Option is granted, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; or

     (b) which permits such employee's rights to purchase stock under the Plan and any other employee stock purchase plans of the Company or any Subsidiary to accrue at a rate that exceeds $25,000 (or such other amount as may be adjusted from time to time under applicable provisions of the Code or Regs) in Fair Market Value of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.


   3.04 Participation

   (a) An Eligible Employee may commence participation by completing an Agreement authorizing payroll deductions and filing it with the payroll office of the Company prior to the applicable Enrollment Date. Such an Eligible Employee is referred to as a Participant.

   (b) Any payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VI.

   3.05 Option Grant

   On the Enrollment Date of each Offering Period, each Participant participating in the Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period (at the appropriate Option Price) up to a number of shares of Common Stock as determined by dividing the particular Participant's payroll deductions that have accumulated prior to such Exercise Date and retained in such Participant's Account as of that Exercise Date by the appropriate Option Price. Such purchase of shares of Common Stock shall be subject to the limitations under Sections 3.03 and 3.09. Exercise of the Option shall occur as provided in Section 3.07, unless the Participant has withdrawn as provided in Article VI. The Option shall expire on the last day of the Offering Period. The Committee may determine that there shall be no Options granted under the Plan for any particular Plan Year.

   3.06 Offering Period

   The Plan shall be implemented by consecutive Offering Periods of Common Stock. Each Agreement shall specify the Offering Period for which the Option is granted, which shall be determined by the Committee in accordance with the Plan. The Committee shall have the authority to change the duration of Offering Periods, including the commencement dates thereof, with respect to future offerings without approval of the Company's stockholders. Under such circumstances, any change to the Offering Periods shall be announced at least ten (10) days prior to the scheduled beginning of the initial Offering Period to be affected. In no event, however, shall an Offering Period extend beyond the period permitted under Section 423(b)(7) of the Code.

   3.07 Exercise of Option

   Unless a Participant provides written notice to the Company, or withdraws from the Plan as provided in Article VI, his Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Option shall be purchased for such Participant at the applicable Option Price, using the accumulated payroll deductions in his Account, subject to the limitations under Sections 3.03 and 3.09. No fractional shares shall be purchased. Any payroll deductions accumulated in an Account that are not sufficient to purchase a full share of Common Stock shall be retained in the Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Article VI. Any other monies remaining in a Participant's Account after the Exercise Date shall be returned to the Participant or his Beneficiary in cash, without interest. During a Participant's lifetime, such Participant's Option is exercisable only by such Participant.

   3.08 Delivery of Stock

   (a) As promptly as practical after each Exercise Date on which a purchase of Common Stock occurs, the Company shall arrange the delivery to each Participant, or his Beneficiary, of a certificate representing the shares of Common Stock purchased upon exercise of such Participant's Option, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee unless the Participant has delivered to the Committee a written election that certificates representing such shares be issued to him. Shares of Common Stock issued upon exercise of an Option and delivered to or for the benefit of a Participant or Beneficiary will be registered in the name of such Participant or Beneficiary, as the case may be.

   (b) The Committee may require a Participant or his Beneficiary to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of such Participant's Option within:
(i) two (2) years from the date of granting of such Option to such Participant,
(ii) one (1) year from the transfer of such shares of Common Stock to such Participant, or (iii) such other period as the Committee may from time to time determine.

   3.09 Maximum Number of Shares

   In no event shall the number of shares of Common Stock that a Participant may purchase during any one Offering Period exceed the number of shares determined by (a) multiplying ten percent (10%) of the amount of the Participant's Compensation for the payroll period immediately preceding the date he is first granted an Option for such Offering Period by the number of payroll periods from such date to the end of such Offering Period, and (b) dividing that product by 85% of the Fair Market Value of a share of Common Stock on such date.

   3.10 Withholding

   At the time an Option is exercised, or at the time some or all of the Common Stock that is issued under the Plan is disposed of, the Company may withhold from any Compensation or other amount payable to the applicable Participant, or require such Participant to remit to the Company (or make other arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of), the amount necessary for the Company to satisfy any Federal, state or local taxes required by law to be withheld with respect to the shares of Common Stock subject to such Option or disposed of, as a condition to delivery of any certificate or certificates for any such shares of Common Stock. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state or local tax or withholding obligations with respect to such payments.

                                   ARTICLE IV

                               PAYROLL DEDUCTIONS

   4.01 Contribution Rate

   (a) At the time a Participant files an Agreement with the Committee or the Company's Human Resources Department authorizing payroll deduction, he may elect to have payroll deductions made on each payday during the Offering Period, and such Contribution Rate shall be a minimum of one percent (1%) and a maximum of ten percent (10%) of the Participant's Compensation in effect on each payroll period during the Offering Period, unless the Committee determines otherwise in a manner applicable uniformly to all Participants. The payroll deductions shall only be made in whole percentages of the Participant's Compensation. Participants may not make any separate cash payments outside payroll deductions under the Plan except as otherwise provided in Section 5.04(d) in the event of a Change in Control.

   (b) A Participant may discontinue his participation in the Plan as provided in Article VI, or may elect to decrease the rate of his payroll deductions during the Offering Period by filing a new Agreement with the Committee or the Company's Human Resources Department that authorizes a change in his Contribution Rate. Such election by the Participant to decrease his Contribution Rate shall only be permitted once during each Offering Period. The Committee may, in its discretion, in a fair and equitable manner, limit the number of Participants who change their Contribution Rate during any Offering Period. Any such change in Contribution Rate accepted by the Committee shall be effective with the first full payroll period following ten (10) business days after the receipt by the Committee or the Company's Human Resources Department of the new Agreement authorizing the new Contribution Rate, unless the Committee or the Company's Human Resources Department elects to process a change in the Contribution Rate more quickly. A Participant's authorization to change his Contribution Rate shall remain in effect for successive Offering Periods unless terminated as provided in Article VI.

   (c) Notwithstanding the foregoing provisions of this Section 4.01, the Committee may decrease a Participant's Contribution Rate, but not below zero percent, at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code or Section 3.03 of the Plan. To the extent necessary in such case, payroll deductions shall recommence at the rate provided in such Participant's Agreement at the beginning of the first Offering Period that is scheduled to begin in the following Plan Year, unless the Participant withdraws from the Plan in accordance with Article VI.

   4.02 Participant Account

   All payroll deductions made for a Participant shall be credited to his Account under the Plan.

   4.03 Interest

   No interest shall accrue on the payroll deductions of a Participant under the Plan, except as otherwise provided by Section 8.10. In addition, no interest shall be paid on any and all money that is distributed to a Participant, or his Beneficiary, pursuant to the provisions of Sections 6.01 and/or 6.03.

                                   ARTICLE V

                                     STOCK

   5.01 Shares Provided

   (a) The maximum number of shares of Common Stock that may be issued under the Plan shall be 2,000,000 shares. This number is subject to an adjustment upon any changes in capitalization of the Company as provided in Section 5.04.

   (b) The Committee may determine, in its sole discretion, to include in the number of shares of Common Stock available under the Plan any shares of Common Stock that cease to be subject to an Option or are forfeited or any shares subject to an Option that terminates without issuance of shares of Common Stock actually being made to the Participant.

   (c) If the number of shares of Common Stock that Participants become entitled to purchase under the Plan is greater than the shares of Common Stock offered in a particular Offering Period or remaining available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participants in such manner as the Committee determines is fair and equitable.

   5.02 Participant Interest

   The Participant shall have no interest as a shareholder, including, without limitation, voting or dividend rights, with respect to shares of Common Stock covered by his Option until such Option has been exercised in accordance with the Plan and his Agreement.

   5.03 Restriction of Shares Upon Exercise

   The Committee may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed upon a stock exchange, and that either:

     (a) a registration statement under the Securities Act with respect to the shares shall be effective, or

     (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

   5.04 Changes in Capital

   (a) Subject to any required action by the shareholders of the Company, upon changes in the outstanding Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or exchange of shares, merger, recapitalization, consolidation, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), reorganization, reclassification, or increase or decrease in the number of shares of capital stock of the Company effected without receipt of full consideration therefor, or any other similar change affecting the Company's capital structure, the Committee shall make appropriate adjustments, in its discretion, to, or substitute, as applicable, the number, class and kind of shares of stock available for Options under the Plan, outstanding Options and the Reserves, the maximum number of shares that a Participant may purchase per Offering Period, the Option Prices of outstanding Options and any other characteristics or terms of the Options or the Plan as the Committee shall determine are necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall be reasonably determined by the Committee. Notice of any such adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment, whether or not such notice has been given, shall be effective and binding for all purposes of the Plan.

   (b) The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or a Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of the Company's or a Subsidiary's assets or business or any other corporate act or proceeding.

   (c) The Board may at any time terminate an Offering Period then in progress and provide, in its discretion, that Participants' then outstanding Account balances shall be used to purchase shares pursuant to Article III or returned to the applicable Participants.

   (d) In the event of a Change in Control, the Committee may, in its discretion:

       (i) permit each Participant to make a single sum payment with respect to his outstanding Option before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining until the Exercise Date, and provide for termination of the Offering Period then in progress and purchase of shares pursuant to Article III; or

       (ii) provide for payment in cash to each Participant of the amount standing to his Account plus an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Common Stock, or, if higher, the highest Fair Market Value of the Common Stock during the 30 consecutive Trading Days immediately prior to the closing date or expiration date of such transaction, less the Option Price of the Participant's Option (determined for all purposes of this Section 5.04(d)(ii) using such closing or termination date as the Exercise Date in applying Section 2.23), multiplied by the number of full shares of Common Stock that could have been purchased for such Participant immediately prior to the Change in Control with the amount standing to his Account at the Option Price, and that all Options so paid shall terminate.

                                   ARTICLE VI

                                   WITHDRAWAL

   6.01 General

   By written notice to the Committee, at any time prior to the last day of any particular Offering Period, a Participant may elect to withdraw all of the accumulated payroll deductions in his Account at such time. All of the accumulated payroll deductions credited to such withdrawing Participant's Account shall be paid to such Participant promptly after receipt of his written notice of withdrawal. In addition, upon the Participant's written notice of withdrawal, the Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares on behalf of such Participant shall be made for such

Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Committee a new Agreement authorizing payroll deductions.

   6.02 Effect on Subsequent Participation

   A Participant's withdrawal from an Offering Period shall not have any effect upon his eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Subsidiary or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

   6.03 Termination of Employment

   Upon termination of employment as an Eligible Employee, for any reason, a Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant, or, in the case of a Participant's death, the payroll deductions credited to such deceased Participant's Account shall be paid to his Beneficiary or Beneficiaries, and the Participant's Option shall be automatically terminated. A transfer of a Participant's employment between or among the Company and any Designated Subsidiary or Designated Subsidiaries shall not be treated as a termination of employment for purposes of the Plan.

                                  ARTICLE VII

                                 ADMINISTRATION

   7.01 Generally

   The Plan shall be administered by a committee the members of which are appointed by the Board. The Committee shall consist of no fewer than three (3) members. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to any matters which under any applicable law, regulation or rule are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. In addition, the Board shall have discretionary authority to designate, from time to time, without approval of the Company's stockholders, those Subsidiaries that shall be Designated Subsidiaries, the employees of which are eligible to participate in the Plan.

   7.02 Authority of the Committee

   The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 7.01, subject to the express provisions of the Plan, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any Agreements, determine eligibility to participate in the Plan, adopt rules and regulations for administering the Plan, adjudicate and determine all disputes arising under or in connection with the Plan, determine whether a particular item is included in "Compensation," and make all other determinations deemed necessary or advisable for administering the Plan. Decisions, actions and determinations by the Committee with respect to the Plan or any Agreement shall be final, conclusive and binding on all parties. Except to the extent prohibited by applicable law or the rules of a stock exchange, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any member or members of the management of the Company, and revoke any such delegation.

   7.03 Appointment

   The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, on the Committee. The Committee may select one member as its Chair and shall hold its meetings at such times and places as it shall deem advisable. It may also hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent the Committee determines to be desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  ARTICLE VIII

                                 MISCELLANEOUS

   8.01 Designation of Beneficiary

   (a) A Participant may file with the Committee a written designation of a Beneficiary who is to receive any Common Stock and/or cash from the Participant's Account in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Common Stock and cash. Unless a Participant's written Beneficiary designation states otherwise, the designated Beneficiary shall also be entitled to receive any cash from the Participant's Account in the event of such Participant's death prior to exercise of his Option.

   (b) A Participant's designation of Beneficiary may be changed by the Participant at any time by written notice to the Committee. In the event of the death of a Participant and in the absence of a valid Beneficiary designation under the Plan naming an individual who is living at the time of such Participant's death, the Company shall deliver the shares and/or cash to which the deceased Participant was entitled under the Plan to the executor or administrator of the estate of such Participant. If no such executor or administrator has been appointed as can be determined by the Committee, the Company shall deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate. Any such delivery or payment shall be a complete discharge of the obligations and liabilities of the Company, the Subsidiaries, the Committee and the Board under the Plan.

   8.02 Transferability

   Neither payroll deductions credited to the Participant's Account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will, the laws of descent and distribution, or as provided under Section 8.01. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Article VI.

   8.03 Conditions Upon Issuance of Shares

   (a) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option may be exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

   (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may be in the circumstances unlawful, contravene the requirements of any stock exchange, or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Common Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

   (c) The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Common Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. The certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

   8.04 Participants Bound by Plan

   By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

   8.05 Use of Funds

   All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

   8.06 Amendment or Termination

   The Board may terminate, discontinue, amend or suspend the Plan at any time, with or without notice to Participants. No such termination or amendment of the Plan may adversely affect the existing rights of any Participant with respect to any outstanding Option previously granted to such Participant, without the consent of such Participant, except for any amendment or termination permitted by Section 5.04. In addition, no amendment of the Plan by the Board shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares that may be issued under the Plan or that any Participant may purchase under the Plan in any Offering Period, except pursuant to Section 5.04; (ii) change the class of employees eligible to receive Options under the Plan, except as provided by the Board pursuant to the last sentence of Section 7.01; (iii) change the formula by which the Option Price is determined under the Plan; or (iv) permit members of the Board or members of the Committee who are also employees of the Company or a Designated Subsidiary to participate in the Plan.

   8.07 No Employment Rights

   The Plan does not, either directly or indirectly, create an independent right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan. In addition, the Plan does not create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and the Plan shall not be deemed to interfere in any way with the Company's or any Subsidiary's employment at will relationship with the employee and/or interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time or for any or no reason.

   8.08 Indemnification

   No current or previous member of the Board, or the Committee, nor any officer or employee of the Company acting on behalf of the Board, or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan. All such members of the Board or the Committee and each and every officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation of the Plan. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation, or Bylaws, as a matter of law or otherwise.

   8.09 Construction of Plan

   Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely. The words "Article" and "Section" herein shall refer to provisions of the Plan, unless expressly indicated otherwise.

   8.10 Term of Plan

   The Plan shall become effective on the Effective Date, being the effective date of the Board's adoption of the Plan, subject to the approval by the shareholders of the Company who are present and represented at a special or annual meeting of the shareholders where a quorum is present that is held not earlier than one (1) year before the Effective Date and not later than the end of the first Offering Period. If the Plan is not so approved by the shareholders, the Plan shall not become effective, the Plan shall terminate immediately and all funds held in the Participants' Accounts shall be returned to such Participants in cash, with interest at five percent (5%) per annum from the date of transfer of such funds to such Accounts to the date of refund, subject to Section 3.10.

   8.11 Unfunded Status of Plan

   The Plan shall be an unfunded plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments, provided that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

   8.12 Governing Law

   The law of the State of California will govern all matters relating to the Plan except to the extent such law is superseded by the laws of the United States.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of Infonet Services Corporation, a Delaware Corporation, hereby appoints Jose A. Collazo and Ernest U. Gambaro, and each or either of them as proxies, with full power of substitution or resubstitution, to represent the undersigned and to vote all shares of common stock of Infonet Services Corporation which the undersigned is entitled to vote at the Annual Meeting of Infonet Services Corporation to be held on September 11, 2000 and any and all adjournments thereof in the manner specified.

   IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY AND THAT YOUR SHARES BE REPRESENTED. STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

          (Continued and to be dated and signed on the reverse side.)

                                                    Infonet Services
                                                     Corporation

                             DETACH PROXY CARD HERE

--------------------------------------------------------------------------------

                               PLEASE DETACH HERE

                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

Proposal 1. Election of Directors:

   The Board of Directors recommends a vote FOR Election of Directors,

    * FOR the nominees listed       WITHHOLD AUTHORITY to vote      ABSTAIN [_]
      below. [_]                    for the nominees listed
                                    below. [_]

  COMMON SHARE NOMINEES, Jose A. Collazo, Douglas C. Campbell, Eric M. de Jong, Morgan Ekberg, Heinz Karrer, Masao Kojima and Rafael Sagrario

  CLASS B COMMON SHARE NOMINEES, Timothy P. Hartman and Matthew S. O'Rourke

* (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE.)

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE NOMINEES LISTED ABOVE, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

   Should any other matters requiring the vote of the Stockholders arise, the named proxies are authorized to vote the same in accordance with their best judgement in the interest of Infonet. The Board of Directors is not aware of any other matter which is to be presented for action at the meeting other than the matters set forth herein.

 Proposal 2: Adoption of The              Proposal 3: Adoption of the
 Infonet Services Corporation             Infonet Services Corporation 2000
 2000 Omnibus Stock Plan. The             Employee Stock Purchase Plan. The
 Board of Directors recommends a          Board of Directors recommends a
 vote FOR adoption of the Infonet         vote FOR adoption of the Infonet
 Services Corporation 2000                Services Corporation 2000 Employee
 Omnibus Stock Plan.                      Stock Purchase Plan.



 FOR [_]  AGAINST [_]  ABSTAIN [_]        FOR [_]  AGAINST [_]  ABSTAIN [_]



--------------------------------------------------------------------------------
 Proposal 4: Ratification of
 Independent Auditor. The Board
 of Directors recommends that you
 vote FOR the ratification of the
 independent auditor.


 FOR [_]  AGAINST [_]  ABSTAIN [_]


   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                     CHANGE OF ADDRESS AND OR
                                                      COMMENTS MARK HERE [_]

                                                      Please sign exactly as
                                                    your name appears hereon.
                                                    When signing as attorney,
                                                    executor, administrator,
                                                    trustee, or other
                                                    representative please give
                                                    full title. If more than
                                                    one trustee, all should
                                                    sign. All joint owners
                                                    should sign. If a
                                                    corporation, please sign
                                                    in full corporate name by
                                                    President or other
                                                    authorized officer.

                                                    Date: _______________, 2000

                                                    ___________________________
                                                            (Signature)

                                                    ___________________________
                                                        (Signature if held
                                                             jointly)

                                                      VOTES MUST BE INDICATED
                                                     (x) IN BLACK OR BLUE INK.

        (PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE
                               PREPAID ENVELOPE.)